                                                                    EXHIBIT 10.1


                   TABLE OF CONTENTS OF OFFICE LEASE AGREEMENT

                                 BY AND BETWEEN

               ORION FOUNTAINHEAD TWO PARTNERS, LTD., AS LANDLORD

                                       AND

                         ILEX ONCOLOGY, INC., AS TENANT

SCHEDULE OF BASIC TERMS.......................................................1
   1.    LEASE GRANT..........................................................2
   2.    USE..................................................................2
   3.    RENTABLE AREA........................................................2
   4.    BASE RENT AND ADDITIONAL RENT........................................2
   5.    DATE AND PLACE OF PAYMENT............................................2
   6.    LATE PAYMENT FEES....................................................3
   7.    SECURITY DEPOSIT.....................................................3
   8.    COMMENCEMENT DATE AND TERM...........................................3
   9.    ACKNOWLEDGMENT OF LEASE..............................................3
   10.   DELIVERY OF POSSESSION...............................................4
   11.   TENANT FINISH-OUT....................................................4
   12.   QUIET POSSESSION.....................................................4
   13.   SERVICES BY LANDLORD.................................................4
      (a)  Services To Be Provided............................................4
      (b)  Management Fees....................................................5
   14.   UTILITIES............................................................5
   15.   INTERRUPTION OF SERVICES.............................................5
   16.   EXTRA ELECTRICITY....................................................5
   17.   EXTRA HEATING OR AIR CONDITIONING....................................5
   18.   MAINTENANCE AND REPAIRS BY LANDLORD..................................5
      (a)  Structural.........................................................5
      (b)  Other Repairs......................................................6
      (c)  Emergency Repairs..................................................6
      (d)  Failure to Make Repairs............................................6
      (e)  Warranties.........................................................7
   19.   STANDARDS OF PERFORMANCE.............................................7
   20.   TELECOMMUNICATIONS EQUIPMENT.........................................7
   21.   ACCESS, KEYS, LOCKS, AND SECURITY....................................7
      (a)  Access.............................................................7
      (b)  Keys...............................................................7
      (c)  Locks..............................................................7
      (d)  Security...........................................................8
   22.   PARKING..............................................................8
   23.   OCCUPANCY, NUISANCE, AND HAZARDS.....................................8
   24.   TAXES................................................................8



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


   25.   INSURANCE............................................................9
      (a)  Landlord's Insurance...............................................9
      (b)  Tenant's Insurance.................................................9
      (c)  Waiver of Subrogation.............................................10
      (d)  Insurance Certificates............................................10
      (e)  Notice from Tenant's Insurance Carrier............................10
   26.   MUTUAL RELEASES.....................................................10
   27.   HOLD HARMLESS.......................................................11
      (a)  Waiver of Claims..................................................11
      (b)  Indemnity.........................................................11
      (c)  Landlord's Costs and Expenses.....................................11
      (d)  Indirect Damages..................................................12
      (e)  Survival..........................................................12
   28.   ALTERATIONS BY TENANT...............................................12
   29.   REMOVAL OF PROPERTY BY TENANT.......................................12
   30.   SUBLETTING AND ASSIGNMENT...........................................13
   31.   DESTRUCTION BY FIRE OR OTHER CASUALTY...............................13
      (a)  Total Destruction, Rent Abatement, and Restoration................13
      (b)  Partial Destruction, Rent Abatement, and Restoration..............13
      (c)  Restoration.......................................................14
      (d)  Lease Termination.................................................14
   32.   CONDEMNATION........................................................14
   33.   DEFAULT BY LANDLORD.................................................14
   34.   DEFAULT BY TENANT...................................................15
      (a)  Definition of Default.............................................15
      (b) Landlord Remedies..................................................15
         (i)  Door Locks.....................................................15
         (ii) Utilities and Services.........................................15
         (iii)   Acceleration After Notice of Rental Delinquency.............15
         (iv) Termination of Possession......................................15
         (v)  Reletting Costs................................................16
         (vi)    Termination of Lease........................................16
         (vii)   Re-Entry, Waiver and Damages................................16
         (viii)  Right to Draw On Letter of Credit...........................16
   35.   LIEN FOR RENT.......................................................16
   36.   ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES.......................17
   37.   NONWAIVER...........................................................17
   38.   COMPLIANCE WITH LAWS AND RULES OF OFFICE BUILDING...................17
   39.   TRANSFER OF OWNERSHIP BY LANDLORD...................................17
   40.   GROUND LEASES; MORTGAGES............................................18
      (a)  Subordination of Lease............................................18
      (b)  Subordination, Non-Disturbance and Attornment.....................18
      (c)  Notices...........................................................18
      (d)  Existing Matters..................................................18
      (e)  Subordination of Ground Lease or Mortgage.........................18
   41.   SURRENDER OF PREMISES...............................................19
   42.   HOLDING OVER........................................................19



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


   43.   SIGNS AND OFFICE BUILDING NAME......................................19
   44.   RELOCATION OF TENANT................................................19
   45.   TENANT FINANCIAL STATEMENTS.........................................20
   46.   NOTICES.............................................................20
   47.   ESTOPPEL CERTIFICATES...............................................20
   48.   SUCCESSORS..........................................................21
   49.   LEASING AGENT COMMISSIONS...........................................21
   50.   OFFICE BUILDING OPERATING EXPENSES..................................21
   51.   REPRESENTATIONS AND WARRANTIES BY LANDLORD..........................21
   52.   REPRESENTATIONS AND WARRANTIES BY TENANT............................21
   53.   PLACE OF PERFORMANCE................................................22
   54.   MISCELLANEOUS.......................................................22
   55.   GUARANTY............................................................22
   56.   SPECIAL CONDITIONS..................................................22
   57.   EXHIBIT LIST........................................................22
   58.   TENANT SIGNATURE REQUIREMENTS.......................................23
   59.   LEASE DATE AND AUTHORITY TO SIGN....................................23


   EXHIBIT A         Site Plan of the Leased Premises
   EXHIBIT B         Legal Description of the Land (Schedule)
   EXHIBIT C         Office Building Operating Expense Calculations (Paragraph 50)
   EXHIBIT D         Acknowledgment of Lease (Paragraph 9)
   EXHIBIT E         Construction by Landlord (Paragraph 11)
   EXHIBIT F-1       Parking Rules (Paragraphs 22 and 38)
   EXHIBIT F-2       Office Building Rules (Paragraphs 34 and 38)
   EXHIBIT G         Estoppel Certificate (Paragraph 47)
   EXHIBIT H         Corporate Resolution Authorizing Lease (Paragraph 58)
   EXHIBIT I         Special Conditions (Paragraph 56) with Attachment 1 and Exhibit A
   EXHIBIT J         Subordination, Non-Disturbance and Attornment Agreement
                     (Paragraph 40(b))

                             OFFICE LEASE AGREEMENT

                              FOUNTAINHEAD PARK TWO

         This Office Lease Agreement (this "Lease") is made and entered into between ORION FOUNTAINHEAD TWO PARTNERS, LTD., a Texas limited partnership ("Landlord"), as landlord, and ILEX ONCOLOGY, INC. ("Tenant"), as tenant, whether one or more.

         The following Schedule of Basic Terms (the "Schedule") is an integral part of this Lease. Terms defined in the Schedule shall have the same meaning throughout this Lease.

                             SCHEDULE OF BASIC TERMS

1.       Tenant's Business Name(s) (if any): ILEX Oncology

2. Leased Premises: That certain parcel of land described by metes and bounds on EXHIBIT B (the "Land") together with that certain three (3) story office building (the "Office Building") located on the Land and all other improvements to the Land as shown on the site plan attached as EXHIBIT A. The street address of the Office Building is 4545 Horizon Hill Blvd., San Antonio, Texas 78225.

3. Rentable Area of the Office Building: 85,561 square feet consisting of the following:

         (a)      Floor 1: 26,288 square feet of Rentable Area;

         (b)      Floor 2: 29,054 square feet of Rentable Area;

         (c)      Floor 3: 30,219 square feet of Rentable Area.

4.       Security Deposit: $140,000.00.

5.       Prepaid Rent: $122,740.56

6.       Tenant's real estate broker for this Lease:  Cross & Company.

7.       Landlord's real estate broker for this Lease:  Orion Partners, Inc.

8. Commencement Date: Estimated to be October 1, 2000 (subject to determination pursuant to Paragraph 8 below).

9. Termination Date: Ninety-six (96) months after the Commencement Date, or if the Commencement Date is not the first day of a month then, ninety-six (96) months after the first day of the following month, such period being referred to herein as the "Initial Lease Term."

10.      Guarantor: None.

11.      Base Rent:

       Period           Annual Base Rent         Monthly Base Rent        Base Rent/Sq.Ft.
Years 1 through 5       $ 1,197,854.00/yr.        $ 99,821.17/mo.         $ 14.00/sq.ft.

Years 6 through 8       $ 1,347,585.70/yr.        $112,298.80/mo.         $ 15.75/sq.ft.

Total Base Rent:        $10,032,027.00

12. Estimate of initial Office Building Operating Expenses: To be provided by Landlord to Tenant prior to Commencement Date.

         1. LEASE GRANT. Landlord, in consideration of the Base Rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Leased Premises commencing on the Commencement Date and ending on the Termination Date, unless sooner terminated as herein provided.

         2. USE. The Leased Premises may be used only for general office purposes. The name(s) of Tenant's business, if any, will be the name(s) set forth in the Schedule above.

         3. RENTABLE AREA. The Rentable Area of the Office Building is deemed for purposes of this Lease to be Eighty-five Thousand Five Hundred Sixty-one square feet (85,561 sq. ft.). The Rentable Area of the Office Building may be adjusted in the event of any destruction or condemnation as provided in Paragraphs 31 or 32, as the case may be.

         4. BASE RENT AND ADDITIONAL RENT. Commencing on the Commencement Date and continuing through the Initial Lease Term, Tenant shall pay to Landlord "Base Rent" in the total amount set forth in the Schedule above, which amount shall be payable in advance in equal monthly installments as set forth in the Schedule above. Such Base Rent is equivalent to that amount per square foot per year for the Rentable Area of the Office Building set forth in the Schedule above. Tenant shall also pay to Landlord "Additional Rent" in an amount equal to the Office Building Operating Expenses determined in accordance with EXHIBIT C attached hereto, which amount shall be payable in advance each calendar month. Base Rent and Additional Rent are collectively referred to herein as "Rent".

         5. DATE AND PLACE OF PAYMENT. Rent shall be due and payable in advance on the first day of each calendar month (each, a "Due Date"), without notice or demand, provided, however, that Rent in the amount of $122,740.56 due under this Lease for the first (1st) month of the Lease Term shall be due and payable upon execution of this Lease. Rent for any partial month shall be prorated. Rent and all other sums payable by Tenant shall be due and payable at the address designated by Landlord from time to time. Rent and all other sums payable by Tenant are without right of set-off or deduction. Monies sent by wire transfer are considered timely paid if the wire transfer order is communicated by Tenant to Tenant's transmitting bank by 12:00 Noon on the Due Date. Upon Tenant's request therefor, Landlord agrees to provide accurate wiring instructions to Tenant, including account number, name of banking institution and ABA routing number, to facilitate wire transfer payment of Rent or other sums. Monies mailed are considered timely paid only if received by Landlord on or before the Due Date or if



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


received later than the Due Date, in an envelope postmarked at least two (2) days before the Due Date. All other sums payable by Tenant shall be payable as otherwise provided herein (or upon delivery of written notice in accordance with Paragraph 46). Any term or provision of this Lease to the contrary notwithstanding, the covenant and obligation of Tenant to pay Rent hereunder shall be independent from any obligations, warranties, representations, express or implied, if any, of Landlord herein contained. Tenant's obligation to pay any and all Rent under this Lease and Landlord's and Tenant's obligation to make any adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

         6. LATE PAYMENT FEE. If any Rent installment or any other sum payable by Tenant to Landlord is received by Landlord or Landlord's bank later than five
(5) days after its Due Date, Tenant shall pay a Late Payment Fee of five percent (5%) of such Rent installment or other sum. Landlord's acceptance of a late Rent payment or other sum shall not constitute permission for Tenant to pay Rent or other sum late thereafter and shall not constitute a waiver of Landlord's remedies for subsequent late payments of Rent or other sums. Late Payment Fees are due immediately upon notice or demand. For each returned check, Tenant shall pay all applicable bank charges incurred by Landlord plus Twenty-five Dollars ($25.00). Payments of any kind received by Landlord on behalf of Tenant may be applied at Landlord's option to non-Rent items first, then to Rent. Payment of Rent by Tenant is an independent covenant. If Tenant has not timely paid Rent or other sums due on two or more occasions, or if a check from Tenant is returned for insufficient funds or no account, Landlord may require that all Rent and other sums payable by Tenant be paid by cashier's check, certified check, or money order.

         7. SECURITY DEPOSIT. To secure performance of Tenant's obligations under this Lease, at the time of execution of this Lease Tenant shall deposit with Landlord in cash a Security Deposit in the amount set forth in the Schedule above. If Tenant fails to pay Rent or other sums when payable under this Lease, Landlord may elect to apply the Security Deposit toward amounts due and unpaid by Tenant. Tenant shall immediately restore the Security Deposit to its original amount after any portion of it is applied to amounts due and unpaid by Tenant. Tenant acknowledges that Landlord has the right to transfer or mortgage Landlord's interest in the Leased Premises and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Security Deposit to the transferee or mortgagee, provided the transferee or mortgagee agrees that the Security Deposit shall continue to be held or used as provided in this Lease. The Security Deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant.

         8. COMMENCEMENT DATE AND TERM. The Initial Lease Term shall start on the Commencement Date and shall continue for any partial first calendar month plus the number of full calendar months thereafter set forth in the Schedule above. Tenant's continued possession of Tenant's Leased Premises following expiration or termination of this Lease shall be as a holdover tenant pursuant to Paragraph 42. The Commencement Date of this Lease shall be that date which is the earlier of (a) the "Completion Date" as such is determined in accordance with EXHIBIT E attached hereto or (b) the date Tenant occupies the Leased Premises for the purpose of conducting business. The Initial Lease Term together with any renewal term or extension period is collectively referred to herein as the "Term" or the "Lease Term".

         9. ACKNOWLEDGMENT OF LEASE. Upon commencement of this Lease, Landlord and Tenant shall execute an acknowledgment of this Lease in the form attached hereto as EXHIBIT D which will confirm the Commencement Date and Termination Date of this Lease and the Rentable Area of the Leased Premises.

         10. DELIVERY OF POSSESSION. Landlord shall deliver keys and/or access cards to the Office Building and shall grant possession of the Leased Premises to the Tenant on the Commencement Date stated in Paragraph 8 unless otherwise agreed in writing by the parties.

         11. TENANT FINISH-OUT. Landlord shall provide office building finish-out and additional construction, if any, in accordance with the provisions set forth in EXHIBIT E attached hereto. All costs of office building finish-out and additional construction, if any, in or on the Leased Premises shall be paid for as set forth in EXHIBIT E.

         12. QUIET POSSESSION. If Tenant is not in Default (as defined in Paragraph 34) under this Lease, Tenant shall be entitled to peaceful and quiet possession and enjoyment of the Leased Premises, subject to the terms and conditions of this Lease. Construction noise or vibrations shall not be considered a default by Landlord. To the extent construction is performed on the Leased Premises by Landlord or an Affiliate (as such term is hereinafter defined) of Landlord, then Landlord shall use reasonable efforts to mitigate construction noise. An "Affiliate" of any person is an entity that "controls, is controlled by or is "under common control with" such person, where "control" means the entity directly or indirectly, through one or more subsidiaries, owns, controls or has power to vote more than the majority of the outstanding voting stock of the person, controls the election of a majority of the directors of such person, or directly or indirectly exercises a controlling influence over the management or policies of such person.

         13. SERVICES BY LANDLORD.

              (a) Services To Be Provided. Except where otherwise stated in this Lease, Landlord shall furnish to Tenant the following services and no others, subject to Paragraph 14 regarding Tenant's payment of utilities and Paragraph 50 regarding Tenant's payment of Office Building Operating Expenses and Paragraph 19 regarding Landlord's Performance Standards..

                  (1) water, electricity, sanitary sewer and telephone service to the Office Building in the amounts and at the locations specified in the plans and specifications for the Office Building prepared by Landlord;

                  (2) janitorial service on Sunday through Thursday, inclusive, but not on New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas (collectively, the "Holidays");

                  (3) maintenance and repairs described in Paragraph 18;

                  (4) trash collection services (dumpster or garbage cans);

                  (5) pest control services as needed in the reasonable judgment of Landlord;

                  (6) replacement of fluorescent light bulbs and ballasts in office building standard lighting fixtures (but not incandescent light bulbs for nonstandard fixtures or for Tenant's lamps);

                  (7) elevator service;

                  (8) heating, ventilation and air conditioning; and

                  (9) landscape maintenance.

              (b) Management Fees. Landlord and Tenant agree that the management fee to be charged by Landlord's management company or by any third party manager for the services to be provided hereunder shall be the greater of (1) three and one-half percent (3.5%) of annual collections of Base Rent, Office Building Operating Expenses, and any other charges payable by Tenant directly to Landlord in connection with the Leased Premises or (2) the existing market management fees being charged for Class A office buildings in San Antonio, Texas.

         14. UTILITIES. From and after the Commencement Date, Tenant shall arrange with the appropriate utility suppliers for all utility services to the Leased Premises, pay all connection, meter and service charges and deposits required to connect utilities to the Leased Premises, and pay such utility suppliers directly for such services prior to delinquency.

         15. INTERRUPTION OF SERVICES. Interruption or malfunction of utilities, telephone service or similar services beyond the control of Landlord or as a result of actions or failures by Tenant or the utility or other service providers shall not render Landlord liable for any damages and shall not relieve Tenant from paying Rent or performing any of Tenant's obligations under this Lease. In the event of such interruption or malfunction, Landlord shall cooperate with Tenant to have such utilities, telephone service or other similar services restored as soon as reasonably possible.

         16. EXTRA ELECTRICITY. No additional or extra charge or surcharge will be billed or charged to Tenant by Landlord as long as Tenant pays the total utility charges for the Leased Premises prior to delinquency in the amounts as invoiced or charged to Tenant by City Public Service or applicable utility service provider.

         17. EXTRA HEATING OR AIR CONDITIONING. No additional or extra charge or surcharge will be billed or charged to Tenant by Landlord as long as Tenant pays the total utility charges for the Leased Premises prior to delinquency in the amounts as invoiced or charged to Tenant by City Public Service or applicable utility service provider. Tenant shall have the right to control after-hours air conditioning and heating via touchtone telephone using a "DATATALK" or similar system.

         18. MAINTENANCE AND REPAIRS BY LANDLORD.

              (a) Structural. Landlord, at its own cost and expense and without reimbursement by Tenant except to the extent otherwise expressly set forth below, shall maintain only the foundation, the exterior walls and the structural members of the Office Building in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, any doors, or office entries, and the term "foundation" as used herein shall not include loading docks. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to effect such repairs or cure such defect. Repairs and maintenance shall be in accordance with applicable governmental requirements. Landlord shall have access to and may temporarily close (defined as a period less than seventy-two hours) any part of the Leased Premises if reasonably necessary for repairs or construction with reasonable notice to Tenant, provided Tenant continues to have full access to those portions of the Leased Premises not under repair without interruption. The cost of any capital improvements which Landlord is required to make pursuant to this Paragraph 18 following the Commencement Date to keep the Leased Premises in compliance with governmental requirements applicable from time to time (collectively, "Included Capital Items") shall be passed through to Tenant and shall be payable by Tenant as Additional Rent; provided, that the costs of any Included Capital Item shall be amortized by Landlord, together with an amount equal to interest at ten percent (10%) per annum, over the estimated useful life of such item and such amortized costs are only included in Additional Rent for that portion of the useful life of the Included Capital Item which falls within the Lease Term. Tenant shall repair and pay for any damage caused by the negligence or Default hereunder of or by Tenant, its employees, agents or invitees. If Tenant fails to complete such repairs after request from Landlord, Landlord shall have the right to enter the Leased Premises and make such repairs, and the cost of any such damage which is paid by Landlord shall be deemed Additional Rent which is promptly due and owing from Tenant after receipt of an invoice from Landlord.

              (b) Other Repairs. Landlord shall, at Tenant's expense to be paid to Landlord as a part of the Office Building Operating Expenses, perform all maintenance and repairs necessary to keep the Leased Premises in the condition delivered upon completion of the Tenant Improvements, reasonable wear and tear excepted. During the Lease Term, Landlord shall provide a preventative maintenance program of and for all major systems and components of the Leased Premises including visually inspecting and servicing the HVAC units of the Office Building on at least a monthly basis. Repairs and maintenance shall be in accordance with applicable governmental requirements. Landlord shall have access to and may temporarily close (defined as a period less than seventy-two hours) any part of the Leased Premises if reasonably necessary for repairs with reasonable notice to Tenant and subject to Tenant's reasonable security requirements. Landlord may rekey or change the locks in all or any portion of the Office Building at any time provided Tenant continues to have full access to the Leased Premises without interruption. Tenant shall repair and pay for any damage caused by the negligence of or Default hereunder by Tenant, its employees, agents or invitees. If Tenant fails to complete such repairs after request from Landlord, Landlord shall have the right to enter the Leased Premises and make such repairs and the cost of any such repairs which is paid by Landlord shall be deemed Additional Rent which is promptly due and owing from Tenant after Tenant's receipt of an invoice from Landlord.

              (c) Emergency Repairs. In the event of a need for emergency repairs, and such repairs are the obligation of the Landlord, as required in this Paragraph 18, Tenant, in its sole discretion, may proceed to have such repairs promptly made. Tenant shall use its best efforts to give Landlord telephonic, email, facsimile or other notice as may be practical under the circumstances prior to making such emergency repairs. By undertaking the performance of Landlord's repair obligations pursuant to this Paragraph 18(c), Tenant assumes no responsibility for the performance of future repairs which are the obligation of Landlord. If Tenant causes such repair work to be done, Tenant shall warrant that no mechanic's or materialman's lien shall be filed against the Leased Premises or any part thereof.

              (d) Failure to Make Repairs. In the event Landlord shall fail to perform any repairs required to be made by Landlord pursuant to this Paragraph 18, after Tenant has notified Landlord of such failure, Tenant may, but shall not be required to, perform any such repairs at Tenant's expense; provided, however, that if the cost of such repairs is the Landlord's obligation under this Lease, Landlord shall reimburse Tenant for the reasonable cost of such repairs within ten (10) days after receipt of an invoice from Tenant.

                  (e) Warranties. Landlord covenants to use reasonable and diligent efforts to enforce the terms of any and all warranties or guaranties obtained in connection with the construction of the Office Building or any repairs made by Landlord under this Lease for the benefit of Tenant. However, Landlord shall not incur any costs in connection with such enforcement efforts unless Tenant agrees in writing to reimburse all actual costs incurred by Landlord in connection therewith including without limitation, reasonable attorneys' fees and expenses.

         19. STANDARDS OF PERFORMANCE. Landlord agrees that all repairs and services to be provided by Landlord under this Lease shall be provided in a diligent and professional manner as is customary for Class "A" office buildings in San Antonio, Texas, and at commercially reasonable rates. All repairs and service contracts shall be bid on an arms-length, commercially reasonable basis. At any time during the Term of this Lease, Tenant may require that the contract for janitorial services be re-bid upon written notice to Landlord. In addition, after the expiration of the warranty periods applicable to the service contracts for (a) HVAC maintenance, (b) elevator maintenance, and (c) landscaping maintenance, Tenant may upon written notice to Landlord, require any of those service contracts be re-bid. Upon any such request by Tenant, Landlord shall obtain at least three (3) bids and shall award the contract to the lowest bidder unless otherwise agreed to by Landlord and Tenant. Landlord shall notify Tenant of the name(s), telephone and pager numbers of Landlord's authorized representatives to be contacted from time to time for repair, emergency or other purposes related to operation or maintenance of the Office Building.

         20. TELECOMMUNICATIONS EQUIPMENT. All telecommunications equipment necessary to serve Tenant shall be paid for by Tenant. Plans and specifications for such equipment and the location thereof shall be subject to Landlord's reasonable approval prior to installation.

         21. ACCESS, KEYS, LOCKS, AND SECURITY.

              (a) Access. Tenant shall have access to the Leased Premises at all times. Landlord, its agents, employees and contractors shall have access to the Leased Premises as necessary for inspection or to perform its obligations hereunder. Landlord shall also have access to the Leased Premises for any other reasonable business purposes, but only after giving Tenant prior notice (which may be oral) explaining the need for access and subject to Tenant's reasonable security requirements.

              (b) Keys. Landlord shall furnish Tenant three hundred (300) access cards for the main exterior doors of the Office Building. Additional or replacement access cards shall be furnished by Landlord at Tenant's reasonable expense. Landlord shall not be liable for risk of loss resulting from Tenant's keys or access cards being lost or used by unauthorized persons. Landlord reserves the right to rekey or change locks on all or any portion of the Office Building if new keys are timely furnished to Tenant.

              (c) Locks. Tenant may not add locks, change locks, or rekey locks without written permission from Landlord. Locks to the Office Building may be changed at Tenant's request and expense. If locks to the Office Building are changed, Landlord may specify kind and brand of locks, placement, installation, master key compatibility, etc.

              (d) Security. Landlord shall have no duty to provide any security services of any kind unless expressly provided in this Lease. Landlord shall not be liable to Tenant or Tenant's agents, employees, contractors, licensees, invitees, visitors, or customers or any other party for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes.

         22. PARKING. Tenant shall have the use of all existing parking spaces located on the Leased Premises. Such existing parking spaces and any spaces added pursuant to this Paragraph 22 shall be referred to as the "Parking Areas." Tenant shall have sole control over parking and the Parking Areas subject to the parking rules set forth in EXHIBIT F-1. If vehicles are parked in violation of state statutes, Tenant may exercise vehicle removal remedies under V.T.C.A. Transportation Code Section 684 or other applicable laws upon compliance with statutory notice. In addition, Landlord agrees upon Tenant's request to construct covering for up to an additional fifty (50) spaces. The cost of the construction of such additional covered spaces shall be deducted from the Allowance and/or the Additional Funding, as such terms are defined in EXHIBIT E and EXHIBIT I.

         23. OCCUPANCY, NUISANCE, AND HAZARDS. The Leased Premises shall be occupied only by Tenant or Tenant's employees and affiliates, including employees, contractors and invitees of Tenant or of Tenant's subsidiaries and affiliates. Tenant and Tenant's agents, employees, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the Leased Premises. Tenant and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the Leased Premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance, (3) do anything which might emit offensive odors or fumes, (4) make undue noise or cause excessive vibrations, (5) permit anything which would cancel insurance coverage or increase the insurance rate on the Leased Premises or the contents thereof, or
(6) otherwise damage the Leased Premises.

         24. TAXES.

              (a) Tenant shall be responsible for payment of all Taxes (as such term is defined in Paragraph B(3) of EXHIBIT C hereto against the Leased Premises and shall deliver to Landlord copies of the paid tax receipts not later than the annual due date of such Taxes. Tenant agrees to pay to the taxing authorities all taxes and assessments before the annual due date thereof and, at Tenant's option, to pay early (at the discount offered by the taxing authorities for early payment by October 31 of each year) the taxes to those taxing entities which provide an early payment discount. Provided Tenant pays the Taxes before their due date, Taxes shall not be a component of the Office Building Operating Expenses paid monthly to Landlord. If Tenant fails to pay the Taxes before their due date, Landlord shall have the right to pay the Taxes and the amount of Taxes paid by Landlord shall be deemed Additional Rent which is immediately due and owing from Tenant.

              (b) Landlord shall notify Tenant of the appraised value of the Land and Office Building proposed or determined for ad valorem real property tax purposes by Bexar Appraisal District ("BAD") promptly following receipt of any proposed or final determination of value. Provided that Tenant is not in Default hereunder, Tenant shall have the right, but not the obligation, to protest at its cost any appraised value proposed from time to time by BAD, and to appeal any determination by BAD. However, such right is contingent upon Tenant tendering the full amount of the Taxes due to the applicable taxing authority no later than the January 31 due date (or earlier due date if the due date is earlier than January 31). In addition, Tenant shall indemnify and hold Landlord harmless from and against any and all claims or liability resulting from any such protest. Landlord agrees to cooperate with Tenant in any protest or appeal. Landlord agrees to appoint Tenant, and any representative of Tenant specified by Tenant, as Landlord's representative for purposes of contesting and prosecuting any protest or appeal.

              (c) Tenant shall timely pay all taxes assessed against Tenant's furniture, equipment, fixtures, or other personal property in the Leased Premises.

              (d) Taxes for the calendar years in which this Lease commences and terminates shall be prorated as of the Commencement Date and the Termination Date. Tenant's obligation to pay its proportionate share of the Taxes for the year in which the Termination Date occurs shall survive the termination of this Lease. Tenant shall not be obligated for payment of any Taxes for periods prior to the Commencement Date or after the Termination Date.

         25. INSURANCE. Landlord and Tenant shall comply with the respective insurance obligations as set forth below:

              (a) Landlord's Insurance. Landlord shall maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the Office Building equal to the full insurable replacement cost of the Office Building, and (2) comprehensive general liability insurance covering the Leased Premises against all claims of bodily or personal injury to or death of any person or persons or property damage, with limits of not less than Two Million Dollars ($2,000,000.00) for each injury or death to a person and Two Million Dollars ($2,000,000.00) for each incident involving personal injury or death of person, and, in the case of property damage, not less than One Million Dollars ($1,000,000.00) for any one occurrence, subject, in each case, to Tenant's obligation to pay Landlord for such insurance coverage as Additional Rent pursuant to Paragraph 50. Any additional insurance coverage shall be as Landlord may reasonably deem appropriate provided that all insurance coverage obtained by Landlord pursuant to this Paragraph 25(a) shall be obtained on a commercially reasonable basis. Landlord shall not maintain fire and extended coverage insurance on any of Tenant's property contained in the Leased Premises, and the same shall be Tenant's sole responsibility. Tenant shall be named as an additional insured on Landlord's policies. Landlord also agrees to require any property manager of the Leased Premises to carry errors and omissions insurance in an amount not less then $250,000.00.

              (b) Tenant's Insurance. Tenant shall carry insurance from the first day of Tenant's occupancy and throughout the Term of this Lease insuring Tenant and Landlord as their interests may appear with terms and coverages and by companies satisfactory to Landlord and Tenant. Initially Tenant shall maintain the following coverages and amounts:

                  (i) comprehensive general liability insurance against all claims of bodily or personal injury to or death of any person or persons or property damage, with limits of not less than Two Million Dollars ($2,000,000.00) for each injury or death to a person and Two Million Dollars ($2,000,000.00) for each incident involving personal injury or death of person, and, in the case of property damage, not less than One Million Dollars ($1,000,000.00) for any one occurrence; and

                  (ii) fire and extended coverage insuring against all claims of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Leased Premises which are beyond the standard office building finish-out initially provided by Landlord, and all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property on the Leased Premises.

              (c) Mutual Waiver of Subrogation. Tenant and Landlord shall cause their respective fire/casualty and liability insurance policies to provide waivers for all right of recovery by way of subrogation in connection with any loss or damage covered by such insurance policies. Notwithstanding the foregoing, if such waiver of subrogation is not incorporated into the policies and cannot be procured or if it can be procured only with an additional premium charge, Tenant and Landlord shall furnish to each other written evidence from the insurance company or insurance agent, verifying that such waiver is (1) not obtainable or (2) not obtainable without extra charge. Thereafter, within a reasonable time after receiving such notice, Landlord or Tenant may (1) accept the policy without the waiver of subrogation, (2) agree to pay any additional charge necessary to obtain the waiver of subrogation or (3) place the insurance with a company which is reasonably satisfactory to Landlord, Tenant, and Landlord's mortgagee with a policy of the same terms and coverage, the extra cost, if any, of which will be entirely borne by the party who required the insurance to be placed with another company.

              (d) Insurance Certificates. Prior to the date Tenant initially occupies the Leased Premises or any portion thereof, Tenant shall provide Landlord with a certificate of Tenant's insurance required by this Lease, in form and substance acceptable to Landlord. Landlord and Landlord's managing agent (if any) shall be named as additional insureds on Tenant's liability insurance policy. Within sixty (60) days of Tenant's occupancy of the Leased Premises and thereafter upon written request by Landlord, changes in the name of Landlord or Landlord's managing agent (if any) shall be reflected on such certificate. Within sixty (60) days of Tenant's occupancy of the Leased Premises and thereafter upon written request, Tenant shall furnish to Landlord copies of the policies of insurance referred to in this Lease, including any waivers of subrogation, or satisfactory evidence of same. Upon Tenant's written request therefor, insurance certificates for Landlord's insurance will be provided to Tenant.

              (e) Notice from Insurance Carriers. All policies of insurance to be provided by Tenant or Landlord shall contain a provision (to the extent legally permitted) that the insurance company shall give Landlord or Tenant as the case may be, at least thirty (30) days' prior written notice in advance of
(1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

         26. MUTUAL RELEASES. Landlord and Tenant release each other and their respective officers, directors, employees, and agents from any claims for loss or damage to any person or property on the Leased Premises which is caused by or which results from risks insured against under insurance policies carried by Landlord or Tenant and in force at the time of any such loss or damage. The foregoing release shall not apply to property losses or damages in excess of policy limits or to losses or damages not covered by insurance due to a deductible clause in the policy. Landlord and Tenant make no representations that the types or amounts of insurance coverage to be carried by the parties pursuant to Paragraph 25 above are adequate to protect the parties' respective interests. If either party believes that any of the insurance coverage is inadequate, then such party may obtain such additional insurance coverage as it deems adequate, at its sole expense. Furthermore, in no way does the insurance required herein limit the liability of either party assumed elsewhere in this Lease.

         27. HOLD HARMLESS.

                  (a) Waiver of Claims. Except to the extent caused by the negligent acts or omissions of Landlord, its employees, duly authorized agents, licensees, contractors, servants, or invitees, Tenant hereby waives any and all claims against Landlord for any death of or injury to any person or damage to property: (i) due to any condition, design or defect in the Leased Premises or any related mechanical systems and equipment, any defect in or failure of pipes or wiring, the backing up of drains, the bursting or leaking of pipes, faucets, and plumbing fixtures; or the leaking or escape of gas, water, steam, electricity or oil; (ii) caused by other persons; or (iii) caused by construction or other work on, about or adjoining the Leased Premises. Tenant for itself and its agents, employees, licensees, servants, and invitees, expressly agrees to look solely to the proceeds of Landlord's insurance to satisfy any recovery with respect to death or injury to person or damage to property resulting from the condition of the Leased Premises or the negligent acts or omissions of Landlord, its employees, duly authorized agents, licensees, contractors, servants or invitees, but liability or recovery for Landlord's gross negligence or willful misconduct is not so limited.

                  (b) Indemnity. Tenant hereby defends and indemnifies Landlord and holds Landlord harmless from any damage to any property, or injury TO or death of any person arising from any event, regardless of cause, including, without limitation, the negligence of Landlord, its employees, duly authorized agents, licensees, contractors, servants or invitees (except as hereinafter provided), which occurs ON THE LEASED PREMISES) including without limitation, reasonable attorneys fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord following the first notice that any claim or demand has been made or may be made against Landlord unless such damage or injury results from the gross negligence or willful misconduct of Landlord, its employees, duly authorized agents, licensees, contractors, servants, or invitees and then only to the extent not collectIble by insurance carried BY Tenant AND LANDLORD.

                  (c) Landlord's Costs and Expenses. If Landlord is made a party to any litigation commenced by or against Tenant or relating to this Lease or Tenant's use of the Leased Premises, and in any such litigation Landlord is adjudicated not to have any legal responsibility by reason of Landlord's gross negligence or willful misconduct, then Tenant shall pay all costs and expenses, incurred by or imposed against Landlord because of any such litigation and the amount of such costs and expenses shall be a demand obligation owed by Tenant to Landlord. Further, if in any such case, Landlord's gross negligence is adjudicated only to have been comparative, then Tenant shall pay to Landlord of all such costs and expenses reduced only by the percentage of Landlord's comparative gross negligence. Tenant, subject to the right of its insurer(s), shall have the right to assume and control the defense of any claims against Landlord brought by third parties against Landlord for which Tenant has indemnified Landlord under Paragraph 27(b). Upon such assumption of defense, the cost of defense shall be borne by Tenant or its insurer(s). Tenant, subject to the rights of any insurer(s), shall determine and control settlement or other disposition of any claims against which Tenant has indemnified Landlord under Paragraph 27(b).

              (d) Indirect Damages. In no event shall Landlord be liable to Tenant for incidental, consequential, special or indirect damages, including without limitation, lost business profits. Landlord's liability to Tenant for any default by Landlord under this Lease or for any other claim arising out of Tenant's occupancy, possession or use of the Leased Premises shall be limited to Landlord's interest in the Leased Premises, and Tenant agrees to look solely to Landlord's interest in the Leased Premises for the recovery of any judgment from Landlord, it being agreed by Tenant that neither Landlord nor any shareholder, officer, director or partner of Landlord shall be personally liable for any such liability, judgment or deficiency.

              (e) Survival. This Paragraph 27 shall survive any expiration or earlier termination of this Lease for a period not to exceed two (2) years during which time any and all claims hereunder must be asserted.

         28. ALTERATIONS BY TENANT. Tenant may not make any alterations, improvements, door lock changes, or other modifications of any kind to the Leased Premises without Landlord's written consent, such consent not to be unreasonably withheld except for any alterations that affect the structure of the Office Building or the building systems which shall be subject to Landlord's prior written consent, which consent may be withheld by Landlord in Landlord's sole discretion. "Alterations" include but are not limited to improvements glued, screwed, nailed, or otherwise permanently attached to the Leased Premises, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes. Requests for Landlord's approval shall be in writing and shall be detailed to Landlord's reasonable satisfaction. At Tenant's election all Alterations may be done by Landlord's contractors or by third parties approved by Landlord in writing. Tenant shall promptly pay the cost of any Alterations and Tenant shall not allow liens to be placed against the Leased Premises. Alterations done at Tenant's request shall comply with all applicable laws. Changes in Tenant's alterations or improvements which may be later required by governmental action shall also be paid for by Tenant. Tenant shall be required to provide Landlord with a set of as-built plans and specifications for the Leased Premises depicting any Alterations made to the Leased Premises no later than ninety (90) days prior to the end of the Lease Term.

         29. REMOVAL OF PROPERTY BY TENANT. Tenant may remove its records and files, including those pertaining to pharmaceutical and clinical trial data sponsored or held by Tenant or any of its subsidiaries or sponsors at any time and from time to time in the ordinary course of business. Tenant may remove its trade fixtures, furniture, and equipment only if (1) such removal is made prior to the end of the Lease Term, (2) Tenant is not in Default under this Lease at time of removal, and (3) such removal is not in anticipation of an early move-out prior to the end of the Lease Term. Tenant shall pay all costs of removal. Tenant shall have no rights to property remaining on the Leased Premises after move-out and all such property shall be conclusively presumed to have been abandoned by Tenant and title to such property shall pass to Landlord under this Lease as in a bill of sale. Tenant may not remove any Alterations (as defined in Paragraph 28) or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or break room built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings. If Landlord requests in writing, Tenant shall, immediately prior to moving out, remove any Alterations, fixtures, equipment, and other property installed by Tenant. Tenant shall pay for cleaning or repairing damage caused by Tenant's removal of any property.

         30. SUBLETTING AND ASSIGNMENT. Tenant may sublet, or grant licenses or other rights of occupancy of, any portion of the Leased Premises to any one or more Affiliates (as such term is hereinafter defined) of Tenant, and any one or more joint venturer, partner, or pharmaceutical researcher or industry participant, without the prior consent of Landlord. An "Affiliate" of any person is an entity that "controls," "is controlled by" or is "under common control with" such person, where "control" means the entity directly or indirectly, through one or more subsidiaries, owns, controls or has power to vote fifty percent (50%) or more of the outstanding voting securities or ownership interest of the person, controls the election of a majority of the directors of such person, or directly or indirectly exercises a controlling influence over the management or policies of such person. Except as permitted in the preceding sentence, Tenant may not sublet, assign, pledge, or mortgage this Lease and may not grant licenses, commissions, or other rights of occupancy to all or any part of the Leased Premises without Landlord's prior written approval, such approval not to be unreasonably withheld or delayed. If Landlord gives such approval, Landlord shall be entitled to the excess between (1) the Rent payable by Tenant under this Lease and (2) all consideration paid (including all items of rent) directly or indirectly to Tenant or Tenant's agents by the assignee or subtenant (the "Excess Amount") less all reasonable out-of-pocket expenses incurred by Tenant in connection with the subletting or assignment, including tenant improvements, leasing commissions and rental incentives, which expenses may be deducted by Tenant from the Excess Amount to be paid to Landlord. The foregoing is in consideration of additional management performed or to be performed by Landlord under such sublease or assignment. In addition, Landlord shall be reimbursed by Tenant for the reasonable, documented legal and administrative costs incurred by Landlord in connection with any proposed subletting or assignment. Violation of this Lease by a subtenant or assignee shall be deemed a violation by Tenant. Approval by Landlord of any sublease or assignment shall not release Tenant from any obligation under this Lease and shall not constitute approval for subsequent subletting or assignment. Subtenants or assignees shall be liable for all of Tenant's obligations under this Lease unless otherwise specified in writing. Upon Default by Tenant, any subtenant shall pay all sublease rentals and other sums due Landlord, directly to Landlord, to be credited against sums owed to Landlord by Tenant under this Lease. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (1) a copy of this Lease is attached thereto, (2) the subtenant or assignee agrees in writing to be liable for all of Tenant's obligations under this Lease, and
(3) Landlord's written approval is attached to the sublease or assignment.

         31. DESTRUCTION BY FIRE OR OTHER CASUALTY.

              (a) Total Destruction, Rent Abatement, and Restoration. If the Office Building is totally destroyed or damaged by fire or other casualty so that it cannot reasonably be used by Tenant and if this Lease is not terminated as provided in Subparagraph 31(d) below, there shall be a total abatement of Tenant's Rent and Tenant's obligation to pay the Office Building Operating Expenses until the Office Building is restored by Landlord.

              (b) Partial Destruction, Rent Abatement, and Restoration. If the Office Building is partially destroyed or damaged by fire or other casualty so that it can only be partially used by Tenant and if this Lease is not terminated as provided in Subparagraph 31(d) below, there shall be a partial abatement of Tenant's Rent and Tenant's obligation to pay the Office Building Operating Expenses which fairly and reasonably corresponds to the time and extent to which the Office Building cannot reasonably be used by Tenant. The abatement shall be calculated as a ratio or fraction based on the total square footage destroyed or damaged as the numerator and the total square footage of the Office Building as the denominator. The resulting fraction, as calculated, then will be multiplied by the Rent and the Operating Expenses to determine the amount of abatement and reduction. For example, if the resulting fraction is 20%, Rent and Operating Expenses would be abated and reduced by 20% per month.

              (c) Restoration. Landlord's obligation to restore the Office Building shall be limited to: (i) the amount of any insurance proceeds received by Landlord; (ii) the requirements of Landlord's mortgage; and (iii) the condition of the Office Building as constructed by Landlord or as otherwise delivered to Tenant by Landlord on the Commencement Date. Subject to the receipt of such insurance proceeds and the requirements of Landlord's mortgagees, Landlord shall proceed with diligence to restore the Office Building. During restoration, Tenant shall continue business to the extent practical in Tenant's reasonable judgment.

              (d) Lease Termination. If the Office Building is so substantially damaged that restoration and repairs cannot be completed in Landlord's reasonable determination within one hundred eighty (180) days after the fire or casualty, then this Lease may be terminated by Landlord. Within sixty (60) days after the occurrence of any such damage Landlord shall notify Tenant in writing of Landlord's election to either (1) terminate this Lease, which termination shall be effective as of the date the damage occurred or (2) restore the Office Building together with Landlord's reasonable estimate of the length of time needed to perform such restoration. In the event that Landlord's estimate of the time needed to restore is greater than two hundred forty (240) days after the date of the damage, then this Lease may be terminated as of the date of the damage by Tenant by serving written notice upon Landlord within ten (10) days after Landlord has so notified Tenant.

         32. CONDEMNATION. If any part of the Office Building is taken by condemnation or by deed in lieu of condemnation by any governmental authority, this Lease shall terminate one day prior to such taking. If any part of the Parking Areas is taken by condemnation or by deed in lieu of condemnation by any governmental authority, then Landlord shall make commercially reasonable efforts to substitute equivalent parking on or near the Leased Premises. If Landlord is unable to provide substitute parking within ninety (90) days of such taking and if one or more such takings in total deprive Tenant of the use of more than ten percent (10%) of the total parking spaces then Tenant shall have the right to terminate this Lease at any time within twelve (12) months after such deprivation becomes effective by giving thirty (30) days prior written notice to Landlord. No abatement or reduction in Base Rent or Additional Rent shall result from any taking of the Parking Areas. Landlord shall pay, without reimbursement by, or charge to, Tenant, all costs associated with construction reasonably necessary to render the Leased Premises usable for Tenant's permitted purposes after such partial taking. All compensation awarded for any partial or total taking of the Leased Premises shall be the property of Landlord. If Landlord has received written notice of intent to condemn, Tenant shall upon ten (10) days written request by Landlord execute an acknowledgment that the Term of this Lease terminates one day prior to the condemnation or deed in lieu of condemnation and that Tenant claims no interest in the condemnation award. Landlord shall have no interest in any monies paid by the condemning authorities to Tenant for moving costs or for the other personal property within the Leased Premises (excluding leasehold improvements) if a separate award for such items is made to Tenant.

         33. DEFAULT BY LANDLORD. If Landlord fails to commence performance of any of its obligations hereunder within ten (10) days following written notice from Tenant specifying such failure, and thereafter fails to diligently prosecute the curing of such failure until completion, then Tenant may pursue its remedies under this Lease, including an action for damages.

         34. DEFAULT BY TENANT.

              (a) Definition of Default. Tenant shall be in Default under this Lease upon the occurrence of any of the following (each a "Default"): (1) failure to pay Rent or any other sum payable by Tenant under this Lease within five (5) days after Landlord's written notice to Tenant of any such failure to pay; (2) failure to vacate on or before the last day of the Term of this Lease;
(3) failure to pay Rent in advance on a daily basis in the event of holdover by Tenant; (4) acquisition of Tenant's interest in this Lease by a third party by judicial or non-judicial process of any kind; or (5) failure to comply with any other provision of this Lease including the Office Building Rules set forth in EXHIBIT F-2 attached hereto within seven (7) days after notice of Default from Landlord; provided however, that Tenant shall not be in Default under subclause
(5) above if Tenant promptly commences to cure such failure to comply within seven (7) days after receipt of written notice of such Default and complete said cure within such additional period as may be required to complete curing of the Default provided Tenant diligently prosecutes the curing of such Default until completion.

              (b) Landlord Remedies. If Tenant is in Default under this Lease, Landlord shall have any or all remedies set forth below provided that Landlord expressly disclaims any remedies with respect to all records, files, computer data and other property within the Leased Premises relating to Food and Drug Administration investigational new drug applications, new drug applications, biologic license applications, marketing applications, and research and clinical trials for any products, including products of third party sponsors.

                  (i) Door Locks. Landlord shall be entitled to change or modify door locks on all entry doors of the Office Building until Tenant has cured such Default; provided, however, Landlord shall immediately thereafter post a notice on the primary entry door to the Office Building, stating that Landlord has exercised such lockout rights. No other notice requirements or lockout laws shall apply including, without limitation, the provisions of Section 93.002 of the Texas Property Code. Landlord's right to modify or change locks shall occur automatically and without notice if Tenant's possession is terminated. If Tenant moves out of or abandons the Leased Premises for ten (10) consecutive days, Landlord may permanently change the locks without notice to Tenant, and Tenant shall not be entitled to a key or to reentry.

                  (ii) Utilities and Services. Landlord shall be entitled to terminate any and all utilities or services furnished by Landlord without notice. Landlord's right to terminate such utilities or services shall occur automatically and without notice.

                  (iii) Acceleration After Notice of Rental Delinquency. All Rent for the remainder of the Lease Term shall be accelerated, due, and delinquent without further demand or notice. Such acceleration rights are in consideration of the Rent for the entire Lease Term being payable in monthly installments rather than in one lump sum at the beginning of the Lease Term. If Tenant has already vacated the Leased Premises, notice of acceleration may be delivered to Tenant pursuant to Paragraph 46. Liability for Additional Rent accruing in the future (over and above any Base Rent) shall not be waived by such acceleration.

                  (iv) Termination of Possession. If Tenant is in Default, Landlord may (with or without demand for performance) terminate Tenant's right of possession by giving to Tenant one day's written notice; and Landlord shall be entitled to immediate possession of the Leased Premises without termination of Tenant's obligations under this Lease. Landlord's repossession shall not be considered an election to terminate this Lease unless written notice of such intention to terminate is given to Tenant by Landlord. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other remedies under this Lease or other laws.

                  (v) Reletting Costs. If Tenant is in Default and if Landlord terminates Tenant's right of possession without terminating this Lease, Tenant shall pay upon Landlord's demand the following: (1) all costs of reletting (which in no event shall be less than one month's Rent), including leasing commissions, rent concessions (whether in the form of assuming or buying out lease remainders elsewhere, free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in the Leased Premises, (2) all Rent and other sums due from Tenant to Landlord through the date of termination of Tenant's right of possession, and
(3) all Rent and other sums required to be paid by Tenant during the remainder of the entire Lease Term, subject to the acceleration Paragraph 34(b)(iii) above.

                  (vi) Termination of Lease. Landlord may terminate this Lease (as contrasted to termination of possession rights only) upon Default by Tenant or at any time after Landlord's lawful re-entry or repossession following Default by Tenant. Landlord's agents have authority to terminate the Lease only by written notice given pursuant to Subparagraph 34(b)(iv).

                  (vii) Re-Entry, Waiver and Damages. No re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous Default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent following a Default hereunder shall not be construed as Landlord's waiver of such Default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or Default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession. Should Landlord at any time terminate this Lease for any Default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such Default, including the cost of recovering the Leased Premises and the loss of Rent for the remainder of the Lease Term.

                  (viii) Right to Draw On Letter of Credit. Landlord shall have the right to draw upon the Letter of Credit pursuant to EXHIBIT I hereto.

         35. LIEN FOR RENT. Landlord waives and disclaims any contractual lien and waives and disclaims its Landlord's statutory lien under Section 54.021 of the Texas Property Code.

         36. ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES. If Tenant or Landlord is in Default and if the nondefaulting party places this Lease in the hands of an attorney in order to enforce lease rights or remedies, the nondefaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from the nonprevailing party, plus all out of pocket expenses. All delinquent sums payable by Tenant to Landlord shall bear interest at the maximum lawful rate of interest, compounded annually, from date of Default until paid, plus any Late Payment Fees. Late Payment Fees as set forth in Paragraph 6 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Landlord in collecting late Rent, such elements of damages being uncertain and difficult to ascertain. Late Payment Fees shall not be liquidated damages for attorney's fees or for Landlord's loss of use of such funds during the time of delinquency.

         37. NONWAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or Default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the Lease. Landlord's or Tenant's waiver of any right or any Default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or Defaults under this Lease. No act or omission by Landlord or Landlord's agents shall be deemed an acceptance of surrender by Tenant of the Leased Premises, and no agreement by Landlord to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized agent of Landlord.

         38. COMPLIANCE WITH LAWS AND RULES OF OFFICE BUILDING. Tenant shall comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction hereof) relating to the use, condition or occupancy of the Leased Premises. After the Commencement Date and at all times during the Term of this Lease, Tenant agrees to comply with any and all requirements of the Americans With Disabilities Act of 1990 (the "ADA") relating to the use, condition or occupancy of the Leased Premises. Tenant will comply with the rules of the Office Building adopted by Landlord which are set forth in EXHIBIT F-2 attached hereto and the separate parking rules are contained in EXHIBIT F-1 attached hereto. Landlord shall have the right, if necessary, to change such rules and regulations or amend them in any reasonable manner and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by its employees, servants, authorized agents, visitors and invitees.

         39. TRANSFER OF OWNERSHIP BY LANDLORD. If Landlord transfers ownership of the Leased Premises (other than as security for a mortgage) and if Landlord has delivered to the transferee all of Tenant's Security Deposit and any prepaid Rent, Landlord shall be released from all liability under the Lease, excluding any liability for prior defaults or breaches of the Lease, unless the transferee expressly assumes such liabilities; and such transferee shall become liable as Landlord. Such right to be released of liability, excluding any liability for prior defaults or breaches of the Lease, unless the transferee expressly assumes such liabilities, shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

         40. GROUND LEASES; MORTGAGES.

              (a) Subordination of Lease. Tenant agrees to subordinate this Lease to all present and future ground and underlying leases of the Leased Premises and to the lien of any mortgages or deeds of trust, now or hereafter enforced against the Leased Premises, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or deeds of trust, provided, however, and so long as Tenant is not in Default under this Lease, (1) this Lease shall remain in full force and effect at the time of subordination and at all times thereafter; (2) Tenant's tenancy will not be disturbed, nor will this Lease be affected, by any default under any ground lease or mortgage; and (3) the rights of Tenant hereunder shall expressly survive and shall not be cut off by any default or foreclosure under any ground lease or mortgage.

              (b) Subordination, Non-Disturbance and Attornment. Within five (5) business days after the execution of this Lease, Landlord shall deliver to Tenant for Tenant's execution, and Tenant and Landlord agree to execute, a subordination, non-disturbance and attornment agreement in substantially the form attached hereto as EXHIBIT J executed by Landlord and the holder of the existing deed of trust on the Leased Premises.

              (c) Notices. Any notices required or permitted to be given to Landlord under this Lease shall also be given to any ground lessor or mortgagee whose name and address Landlord has provided to Tenant in writing. Such ground lessor or mortgagee shall have the right, but not the obligation, to cure any default by Landlord within the same time period as may be granted to Landlord under any provision of this Lease.

              (d) Existing Matters. This Lease is further subject and subordinate to all applicable ordinances of the City of San Antonio, all recorded easements or other matters of record upon, across or pertinent to the Leased Premises and all utility easements and agreements.

              (e) Subordination of Ground Lease or Mortgage. Notwithstanding the generality of the foregoing provisions of Subparagraph 40(a) above, any such mortgagee or ground or primary lessor shall have the right at any time to subordinate any such ground or primary leases or such deeds of trust, mortgages or other security instruments to this Lease on such terms and subject to such conditions as such ground or primary lessor or such mortgagee may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust, mortgages or any other security instruments or sale of the Leased Premises under any such deeds of trust, mortgages, or other security instruments, or termination of any ground or primary lease, Tenant shall attorn to such ground or primary lessor or such purchaser upon any sale or the grantee under a deed in lieu of foreclosure and shall recognize any such ground or primary lessor, purchaser or grantee as Landlord under this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such termination of ground or primary lease, foreclosure sale, trustee sale or conveyance in lieu thereof. Tenant shall, upon demand at any time, before or after such termination of ground or primary lease, foreclosure sale, trustee sale or conveyance in lieu thereof, execute, acknowledge and deliver to Landlord's mortgagee or the ground or primary lessor as, the case may be, any written instruments or certificates evidencing such attornment as Landlord's mortgagee or ground or primary lessor may be reasonably require. Notwithstanding the foregoing, so long as Tenant is not in Default under this Lease (1) this Lease shall remain in full force and effect at the time of subordination and at all times thereafter; (2) Tenant's tenancy will not be disturbed, nor will this Lease be affected, by any default under any ground lease or mortgage; and (3) the rights of Tenant hereunder shall expressly survive and shall not be cut off by any default or foreclosure under any ground lease or mortgage.

         41. SURRENDER OF PREMISES. When Tenant moves out, Tenant shall surrender the Leased Premises in the same condition as such existed on the Commencement Date (as changed or improved from time to time in accordance with this Lease), less ordinary wear and shall return all keys and/or access cards. Removal of property from the Leased Premises is subject to Paragraph 29 above.

         42. HOLDING OVER. If Tenant remains in possession of the Leased Premises after the expiration of the Lease Term or the Termination Date of this Lease, without the execution by Landlord and Tenant of a new lease or a renewal or extension of this Lease, then (a) Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance on a daily basis, subject to all obligations of the Lease, (b) Tenant shall pay Rent daily for the entire holdover period at a daily rate equal to 200% of the last monthly payment of Base Rent plus Additional Rent divided by thirty (30), (c) Tenant shall be subject to all other remedies of Landlord as provided in Paragraph 34, (d) Tenant shall indemnify Landlord for damages, including lost rentals, storage expenses, and attorney's fees, and (e) at Landlord's sole option, Landlord may extend the Lease Term for a period of one month at the then current rental rates for the Office Building, as reasonably determined by Landlord, by delivering written notice to Tenant while Tenant is holding over. Holdover Rent shall be immediately due on a daily basis and delinquent without notice or demand; and the prior written notice and waiting period requirements of this Lease shall not be necessary in order for Landlord to exercise remedies thereunder.

         43. SIGNS AND OFFICE BUILDING NAME.

              (a) For so long as Tenant occupies at least fifty percent (50%) of the Office Building, Tenant, at Tenant's sole cost and expense, shall have the right to construct and install up to two (2) signs containing Tenant's name and/or logo on the exterior facade of the Office Building and one monument containing Tenant's name and/or logo. The size, materials, color, location and method of installation of such signs and monument shall be subject to the Landlord's prior written consent, which consent will not be unreasonably withheld. The sign and the monument shall comply with all applicable building codes and Tenant shall obtain all necessary permits prior to installation. Prior to the expiration or termination of this Lease, Tenant agrees to remove the signs and repair all damage to the Office Building resulting from the installation or removal of the signs.

              (b) Except as expressly provided herein, there shall be no signs, symbols, or identifying marks on or in the Office Building, halls, elevators, staircases, entrances, Parking Areas, landscape areas, doors, walls, or windows without prior written approval of Landlord. All signs or lettering shall conform to the sign and lettering criteria established by Landlord. Unless otherwise stated in the rules, suite signage and Office Building directory changes shall be done exclusively by Landlord and at Tenant's expense. Landlord may remove all unapproved signs without prior notice to Tenant and at Tenant's expense. Landlord may at any time change the name of the Office Building upon fifteen
(15) days' written notice to Tenant.

         44. RELOCATION OF TENANT. Intentionally omitted.

         45. TENANT FINANCIAL STATEMENTS. Prior to execution of the Lease and thereafter from time to time, Tenant shall, upon written request, furnish to Landlord a statement of Tenant's financial condition in a form reasonably satisfactory to Landlord. All financial statements shall be originally signed by Tenant or Tenant's certified public accountant. Provided, however, and notwithstanding the foregoing, so long as Tenant is a publicly traded company, Tenant's obligations under this Paragraph 45 shall be satisfied by the delivery to Landlord of a copy of the financial disclosure form as submitted by the Tenant to the Securities and Exchange Commission.

         46. NOTICES.

              (a) Whenever notice is required or permitted under this Lease, such notice shall be in writing and shall be either (i) delivered personally to the party being notified, (ii) delivered to or inside such party's notice address set forth below (the "Notice Address"), (iii) delivered to such party's Notice Address by certified mail, return receipt requested, postage prepaid or
(iv) delivered to one party by facsimile transmission at such party's facsimile phone number set forth in the Schedule above, such receipt to be confirmed by a dated message completed confirmation reflecting the facsimile phone number of the addressee, provided that a copy of any notice delivered by facsimile transmission shall also be delivered in the manner set forth in subsection (i),
(ii) or (iii) above. The Notice Address of Landlord shall be 1901 N.W. Military Highway, Suite 200, San Antonio, TX 78213, unless Landlord notifies Tenant of a different address in writing. Prior to the Commencement Date, the Notice Address of Tenant shall be 11550 IH-10 West, Suite 100, San Antonio, Texas 78230-1064,
Attn: Michael Dwyer, with a copy to ILEX Oncology, inc., 11550 IH-10 West, Suite 100, San Antonio, Texas 78230-1064, Attn: General Counsel. Effective as of the Commencement Date, the Notice Address of Tenant shall be the address of the Office Building, Attn: Michael Dwyer, with a copy to the address of the Office Building, Attn: General Counsel. However, if Tenant moves out, it shall be Tenant's last address known by Landlord. Hand delivered notice is required only when expressly required in this Lease. Notice by noncertified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term "notice" shall be inclusive of notices, billings, requests, and demands. Notice shall be deemed to have been given and received the earlier of (x) the date the notice is delivered by one party to the other party personally or delivered to the party's Notice Address by a party or delivery service which records delivery dates, or (y) three (3) days after the notice is placed in the mail addressed to the other party at such party's Notice Address, properly stamped, certified mail, return receipt requested.

              (b) Landlord agrees to provide to Tenant from time to time the name(s), telephone and pager numbers of authorized representatives of Landlord to be contacted by Tenant from time to time for repair, emergency or other purposes related to operation or maintenance of the Office Building.

         47. ESTOPPEL CERTIFICATES. From time to time, upon seven (7) days' prior written request from Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate in the form attached hereto as EXHIBIT G. The form in EXHIBIT G may be changed as reasonably required by a prospective purchaser or lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Tenant may correct same before signing. The estoppel certificate may be conclusively relied upon by Landlord and by any prospective lienholder or purchaser of the Office Building. If Tenant fails to comply with the foregoing by the end of such seven
(7) day period, it shall be conclusively presumed that (1) this Lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Landlord to the prospective lienholder or purchaser, (2) no Rents, or other charges except for Tenant's

Security Deposit, have been prepaid, (3) the statements contained in the estoppel certificate form (EXHIBIT G) are correct, (4) there are no uncured defaults by Landlord, (5) Tenant has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Tenant and may conclusively assume no Landlord defaults within the one hundred twenty (120) days preceding Tenant's receipt of Landlord's request for an estoppel certificate.

         48. SUCCESSORS. This Lease shall bind and inure to the benefit of the parties, any guarantors of this Lease, and their respective permitted successors and assigns.

         49. LEASING AGENT COMMISSIONS. Landlord hereby warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this Lease other than Landlord's Real Estate Broker and Tenant's Real Estate Broker. Landlord hereby agrees to indemnify, defend and hold harmless Tenant from and against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through, or under Landlord in violation of the foregoing representation. Tenant hereby warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this Lease other than Tenant's Real Estate Broker. Tenant hereby agrees to indemnify, defend and hold harmless Landlord from and against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through, or under Tenant in violation of the foregoing representation. Landlord shall be responsible for compensating Landlord's Real Estate Broker and Tenant's Real Estate Broker in accordance with the terms of Landlord's separate written agreements related thereto.

         50. OFFICE BUILDING OPERATING EXPENSES. In addition to the monthly Base Rent in Paragraph 4, Tenant shall pay Additional Rent on a monthly basis, equal to the Office Building Operating Expenses as set forth in EXHIBIT C attached hereto.

         51. REPRESENTATIONS AND WARRANTIES BY LANDLORD. Landlord warrants that
(1) Landlord has good and indefeasible title to the Leased Premises and has full and legal right to enter into this Lease and to grant to Tenant the leasehold estate in and to the Leased Premises, (2) as of the Commencement Date, the Leased Premises shall be in compliance with the ADA, and (3) to the best of Landlord's knowledge the Leased Premises do not contain any substance deemed hazardous under federal, state, or local environmental statutes, ordinances, rules, regulations, or orders ("Hazardous Materials"). For the purposes of this Lease, the term "Hazardous Materials" shall not include negligible quantities of materials or substances as may typically be found in commercial construction or cleaning products used and disposed of in accordance with applicable laws. Landlord's duties and warranties are limited to those expressly stated in this Lease, including its exhibits, and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Landlord other than those expressly contained in this Lease.

         52. REPRESENTATIONS AND WARRANTIES BY TENANT. Tenant warrants to Landlord that (1) the financial statements of Tenant heretofore furnished to Landlord are true and correct to the best of Tenant's knowledge, (2) there has been no significant adverse change in Tenant's financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Tenant upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by Tenant, (5) Tenant has never declared bankruptcy, and (6) at all times during the Term of this Lease, the Leased Premises shall be in compliance with the American's With Disabilities Act, as such Act may be amended from time to time. Tenant warrants that Tenant has disclosed in writing to Landlord all material lawsuits pending or threatened against Tenant, and Tenant has made no material misrepresentation or material omission of facts regarding Tenant's financial condition or business operations. Tenant acknowledges that Landlord has relied on the above information furnished by Tenant to Landlord and that Landlord would not have entered into this Lease otherwise. Tenant's duties and warranties are limited to those expressly stated in this Lease, including its exhibits, and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Tenant other than those expressly contained in this Lease.

         53. PLACE OF PERFORMANCE. Payment of Rent and other sums due shall be paid at the Landlord's Notice Address unless otherwise designated in writing by Landlord; all other obligations under this Lease shall be performed at the Leased Premises.

         54. MISCELLANEOUS. This Lease contains the entire agreement of the parties. No other written or oral promises or representations have been made, and none shall be binding. This Lease supersedes and replaces any previous lease or other agreement between the parties regarding the Leased Premises, including any renewals or extensions thereunder. This Lease shall not be amended or changed except by written instrument, signed by both Landlord and Tenant. Landlord's agents do not and will not have authority to (1) make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease, (2) waive any right, requirement, or provision of this Lease, or (3) release Tenant from all or part of this Lease. Multiple tenants shall be jointly and severally liable under this Lease. Notices, requests, or agreements to, from, or with one of multiple tenants shall be deemed to be to, from, or with all such tenants. Under no circumstances shall Landlord or Tenant be considered an agent of the other. The Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language. This Lease shall be governed by Texas law. If any date of performance or exercise of a right is due or ends on a Saturday, Sunday, federal or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this Lease is invalid under present or future laws, the remainder of this Lease shall not be affected.

         55. GUARANTY. This Lease (__) is or ( X ) is not guaranteed by others.

         56. SPECIAL CONDITIONS. Additional provisions of this Lease are set forth in EXHIBIT I attached hereto.

         57. EXHIBIT LIST. The exhibits attached to this Lease are listed below. All exhibits are a part of this Lease except for those which have been lined out or which have been shown below as omitted.

         EXHIBIT A       Site Plan of the Leased Premises(Schedule)
         EXHIBIT B       Legal Description of the Land (Schedule)
         EXHIBIT C       Office Building Operating Expense Calculations
                         (Paragraph 50)

         EXHIBIT D       Acknowledgment of Lease (Paragraph 9)
         EXHIBIT E       Construction by Landlord (Paragraph 11)
         EXHIBIT F-1     Parking Rules (Paragraphs 22 and  38)
         EXHIBIT F-2     Office Building Rules (Paragraphs 34 and 38)
         EXHIBIT G       Estoppel Certificate (Paragraph 47)
         EXHIBIT H       Corporate Resolution Authorizing Lease (Paragraph 58)
         EXHIBIT I       Special Conditions (Paragraph 56) with Attachment 1 and
                         Exhibit A
         EXHIBIT J       Subordination, Non-Disturbance and Attornment Agreement
                         (Paragraph 40(b)).

         58. TENANT SIGNATURE REQUIREMENTS. Tenant is (__) an individual, (__) several individuals, (__) a general partnership, (__) a limited partnership, (__) a joint venture, (__) a limited liability partnership, (__) a limited liability company, (__) an unincorporated association, (__) a professional corporation, (__) a professional association, or ( X ) a corporation (CHECK
ONE). Such partnership, joint venture, unincorporated association, or corporation is organized or chartered under the laws of the State of Delaware. Tenant's name stated at the beginning of this Lease (__) is or (_X_) is not an assumed name. If so, an assumed name certificate has been or shall be filed by Tenant in Bexar County, Texas or with the Texas Secretary of State's Office in Austin, Texas, whichever is appropriate. Tenant shall disclose to Landlord the names and addresses of all partners or venturers of Tenant if Tenant is a partnership or joint venture. If Tenant is a corporation, corporate resolutions shall be executed on the form in EXHIBIT H and Tenant agrees to deliver such corporate resolutions to Landlord within two (2) business days following the next regularly scheduled meeting of the Tenant's Board of Directors.

         59. LEASE DATE AND AUTHORITY TO SIGN. This Lease has been executed effective this _____ day of ____________________, 2000. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign.

                         [SIGNATURES ON FOLLOWING PAGE]

                           LANDLORD:

                           ORION FOUNTAINHEAD TWO PARTNERS, LTD.,
                           a Texas limited partnership

                           By:      ORION FOUNTAINHEAD TWO DEVELOPERS,
                                    LTD., a Texas limited partnership, its
                                    General Partner

                                    By:      ORION PARTNERS, INC., a Texas
                                             corporation, its General Partner

                                             By:
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------


                           TENANT:

                           ILEX ONCOLOGY, INC.


                           By:
                              -------------------------------
                           Name:
                                -----------------------------
                           Title:
                                 ----------------------------

                                    EXHIBIT A
                        SITE PLAN OF THE LEASED PREMISES

         The parties agree that the site plan below is a true and correct site plan of the Leased Premises.

                                    EXHIBIT B
                          LEGAL DESCRIPTION OF THE LAND
                    BY LOT, BLOCK, SUBDIVISION, AND COUNTY OR
                         BY METES AND BOUNDS DESCRIPTION

A 5.062 acre (220,501 square feet) tract of land being all of Lot 7, Block 2, NCB 16353, Fountainhead Park, San Antonio, Bexar County, Texas, as recorded in Volume 9541, Page 6 of the Deed and Plat Records of Bexar County, Texas, said
5.062 acre tract being more particularly described as follows:

Beginning: at a 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap set in the northeast right-of-way line of Horizon Hill Boulevard at the cutback to Medical Drive and also the west corner of said Lot 7;

Thence:    23.57 feet along a curve to the right, said curve having a radius of
           15.00 feet, a central angle of 90 degrees 01' 48", a chord bearing and distance of N 03 degrees 42' 40" W, 21.22 feet to a 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap set in the southeast right-of-way line of Medical Drive;

Thence: N 41 degrees 18' 14" E, for a distance of 207.50 feet along the southeast right-of-way line of Medical Drive to a 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap set at the beginning of a curve;

Thence: 145.41 feet along a curve to the right having a radius of 438.24 feet, a central angle of 19 degrees 00' 38" and a chord bearing and distance of N 50 degrees 48' 33" E, 144.74 feet and along the southeast right-of-way line of Medical Drive to a 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap set for a corner;

Thence: S 48 degrees 48' 41" E, for a distance of 263.09 feet along the northeast line of said Lot 7 to be found "x" in concrete;

Thence: N 41 degrees 18' 14" E, for a distance of 112.45 feet along the northwest line of said Lot 7 to a found 1/2 inch iron rod with Pape Dawson cap;

Thence: S 48 degrees 15' 11" E, for a distance of 247.76 feet to a found 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap, said iron rod being the common corner of Lots 7 & 8 of Fountainhead Park;

Thence: S 41 degrees 44' 49" W, for a distance of 455.53 feet to a set 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap;

Thence: N 48 degrees 15' 11" W, for a distance of 26.12 feet to a found 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap;

Thence: S 41 degrees 44' 49" W, for a distance of 20.75 feet to a set 1/2 inch iron rod with Vickrey & Associates, Inc. property corner cap, said point being in the northeast right-of-way of Horizon Hill Boulevard;

Thence: N 48 degrees 43' 34" W, for a distance of 489.94 feet along the northeast right-of-way line of Horizon Hill Boulevard to the POINT OF BEGINNING, and containing 5.062 acres (220,501 square feet of land).

The bearings in this metes and bounds description are based on the recorded plat of the Miller Ten/Med Subdivision as shown by a plat recorded in Volume 9538, page 190 of the deed and plat records of Bexar County, Texas.

                                    EXHIBIT C
                 OFFICE BUILDING OPERATING EXPENSE CALCULATIONS

                       OFFICE BUILDING OPERATING EXPENSES
                           (SEE PARAGRAPH 50 OF LEASE)

A. Payment of Office Building Operating Expenses.

         (1) Payment of Initial Estimate of Office Building Operating Expenses. Landlord shall provide an initial estimate of Operating Expenses (as hereinafter defined) no later than the Commencement Date (the "Initial Estimate"). Thereafter, commencing with the first Calendar Year (as hereinafter defined) beginning after the Commencement Date, Landlord shall estimate the Operating Expenses of the Leased Premises by April 1 of each Calendar Year, or as soon as reasonably possible thereafter. Landlord may revise these estimates whenever it obtains more accurate information.

              Beginning on the Commencement Date and on the first day of each month thereafter until a revised estimate is received, Tenant shall pay one twelfth (1/12th) of the Initial Estimate. Within ten (10) days after receiving a revised estimate of Operating Expenses from Landlord, Tenant shall pay Landlord the positive difference between (a) one-twelfth (1/12th) of the revised estimate of Operating Expenses multiplied by the number of months that have elapsed in the applicable Calendar Year to the date of such payment including the current month and (b) payments previously made by Tenant for Operating Expenses for the months elapsed. On the first day of each month thereafter, Tenant shall pay Landlord one-twelfth (1/12th) of the revised estimate of Operating Expenses, until a new estimate becomes applicable.

         (2) Correction of Operating Expenses. Landlord shall deliver to Tenant a report for the previous Calendar Year (the "Operating Expense Report") by April 1 of each year, or as soon as reasonably possible thereafter, setting forth (a) the actual Operating Expenses incurred, (b) the amount of Operating Expenses due from Tenant, and (c) the amount of Operating Expenses previously paid by Tenant. Within twenty (20) days after such delivery, Tenant shall pay to Landlord the amount due minus the amount paid. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's payments of Operating Expenses next coming due.

         (3) Tenant's Right to Audit. Within ninety (90) days after receipt of the Operating Expense Report, Tenant may, at Tenant's expense, audit the books and records of Landlord relating to the computation of the Office Building Operating Expenses for the prior year. Tenant shall notify Landlord in writing at least three (3) days prior to any such audit. Landlord agrees that it will make available to Tenant, at Landlord's office during normal business hours, all appropriate records or copies thereof required for the performance of such audit. If such audit reveals that the Operating Expenses have been incorrectly computed, and if Landlord agrees with such audit, then Landlord and Tenant shall make appropriate reconciliation payments, in cash, between themselves based on the correct amount of the Operating Expenses.

B. Definitions.

         (1) Included Operating Expenses. "Operating Expenses" means expenses, costs and disbursements paid or incurred by Landlord pursuant to the other Paragraphs of the Lease in connection with the management (including any management fees), maintenance, operation, insurance, repair, replacement and other related activities in connection with any part of the Leased Premises and of the personal property, fixtures, machinery, equipment, systems, and apparatus used in connection therewith, including the cost of providing those services required to be furnished by Landlord under the Lease. Operating Expenses shall exclude Taxes (as defined below) which are paid by Tenant directly to the taxing governmental entities. Operating Expenses shall include the cost of any capital improvements which are intended to reduce Operating Expenses or improve safety, and those made to keep the Leased Premises in compliance with governmental requirements applicable from time to time (collectively, "Included Capital Items"); provided, that the costs of any Included Capital Item shall be amortized by Landlord, together with an amount equal to interest at ten percent (10%) per annum, over the estimated useful life of such item and such amortized costs are only included in Operating Expenses for that portion of the useful life of the Included Capital Item which falls within the Term.

         (2) Excluded Operating Expenses. Operating Expenses shall not include:

              (a) structural repairs to be made by Landlord pursuant to paragraph 18(a) of this Lease;

              (b) cost of any repairs or maintenance covered by warranties for which Landlord is not charged;

              (c) Tenant Improvements, as defined in EXHIBIT E, and other finish-out paid by Landlord or Tenant, nor costs of alterations of tenant premises;

              (d) costs of capital improvements other than Included Capital
Items;

              (e) interest and principal payments on mortgages or any other debt costs, or rental payments on any ground lease of the Leased Premises;

              (f) real estate brokers' leasing commissions;

              (g) any cost or expenditure for which Landlord is reimbursed, by insurance proceeds or by any other third party;

              (h) depreciation (except on any Included Capital Items);

              (i) franchise or income taxes imposed upon Landlord, except to the extent imposed in lieu of all or any part of Taxes;

              (j) legal and auditing fees which are for the benefit of Landlord such as preparing tax returns and other financial statements, and audits other than those incurred in connection with the preparation of Operating Expense Reports;

              (k) the wages of any employee for services not related directly to the management, maintenance, operation and repair of the Office Building;

              (l) fines, penalties and interest;

              (m) management fees charged by any affiliate of Landlord in excess of (i) three and one-half percent (3.5%) of annual collections of Base Rent, Office Building Operating Expenses, and any other charges payable by Tenant directly to Landlord in connection with the Leased Premises or (ii) the existing market management fees being charged for Class A office buildings in San Antonio, Texas, whichever is greater;

              (n) costs, expenses, including legal expense, and damages imposed on, or assessed against, Landlord by law or arising from any default of Landlord under the Lease or its exhibits;

              (o) any utility expenses paid by Tenant pursuant to Paragraph 14 of the Lease; and

              (p) Taxes paid by Tenant pursuant to Paragraph 24 of the Lease.

         (3) Taxes. "Taxes" means any and all taxes, assessments and charges of any kind, general or special, ordinary or extraordinary, levied against the Leased Premises, which Landlord shall pay or become obligated to pay in connection with the ownership, leasing, renting, management, use, occupancy, control, or operation of the Leased Premises or of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith. Taxes shall include real estate taxes, personal property taxes, sewer rents, water rents, special or general assessments, transit taxes, ad valorem taxes, assessments by any property owners association or under any deed or other restrictive covenants and the tax, if any, levied on the rents hereunder or the interest of Landlord under this Lease (the "Rent Tax"). Any refund or other adjustment to any Taxes by the taxing authority shall apply during the year in which the adjustment is made.

              Taxes shall not include any net income (except Rent Tax, if any), capital, stock, succession, transfer, franchise, gift, estate or inheritance tax, except to the extent that such tax shall be imposed in lieu of any portion of Taxes, if any.

         (4) Lease Year. "Lease Year" means each consecutive twelve-month period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the final day of the twelve months which begin on the first day of the first full month following the Commencement Date, and each subsequent Lease Year shall be the twelve months following the first Lease Year.

         (5) Calendar Year. "Calendar Year" means the calendar year, except that the first Calendar Year and the last Calendar Year of the Lease Term may be a partial calendar year.

                                    EXHIBIT D
                             ACKNOWLEDGMENT OF LEASE
                           (SEE PARAGRAPH 9 OF LEASE)

           THIS FORM IS NOT TO BE EXECUTED AT TIME OF LEASE EXECUTION


         The undersigned parties acknowledge that the Lease described below is in full force and effect and that Tenant has taken possession of the Leased Premises.

Date of Lease:                      _________________ ___, ______

Landlord:                           Orion Fountainhead Two Partners, Ltd.

Tenant:                             ILEX Oncology, Inc.

Guarantor:                          None

Office Building Name:               Fountainhead Park Two

Office Building Address:            4545 Horizon Hill Boulevard
                                    San Antonio, Texas 78229

Parking Rights of Tenant:           _______ parking spaces

Rentable Area of Office Building:   85,561 square feet

Commencement Date:         _________________ ___, ______

Termination Date:          _________________ ___, ______


                            [Signature Page Follows]

                           LANDLORD:

                           ORION FOUNTAINHEAD TWO PARTNERS, LTD.,
                           a Texas limited partnership

                           By:   ORION FOUNTAINHEAD TWO DEVELOPERS,
                                 LTD., a Texas limited partnership,
                                 general partner

                                 By:  ORION PARTNERS, INC., a Texas
                                      corporation, general partner


                                 By:
                                    -------------------------------------------
                                    Thomas H. Chandler, President and Chief
                                    Operating Officer

                                 Date:
                                      -----------------------------------------


                           TENANT:

                           ILEX Oncology, Inc., a Delaware corporation


                           By:
                              -------------------------------------------
                           Name:
                                -----------------------------------------
                           Title:
                                 ----------------------------------------
                           Date:
                                -----------------------------------------

                                    EXHIBIT E
                            CONSTRUCTION BY LANDLORD
                           (SEE PARAGRAPH 11 OF LEASE)

                             Form of Work Agreement

Landlord:                           Orion Fountainhead Two Partners, Ltd.

Tenant:                             ILEX Oncology, Inc.

Date of Lease:                                                 , 2000
                                    ---------------------------

Office Building Name and Address:   Fountainhead Park Two
                                    4545 Horizon Hill Boulevard
                                    San Antonio, Texas 78229

Landlord shall, at Landlord's expense, deliver the Office Building in Shell Condition (as hereinafter defined). Landlord agrees that at the time of such delivery, the Office Building shall be in compliance with all applicable laws and ordinances, including the Americans With Disabilities Act (the "ADA"). Shell Condition shall be defined as follows:

         (a) HVAC: Base building HVAC shall be completed with ductwork extending to mixing boxes and on to perimeter slot diffusers. However, the addition of flex duct to the interior of Tenant's space shall be deducted from the Allowance (as hereinafter defined).

         (b) Sprinklers; The base sprinkler loop shall be installed with sprinkler heads turned up. However, all changes and/or additions to the sprinkler systems per the Construction Documents (as hereinafter defined) shall be charged against the Allowance.

         (c) Ceiling Grid: Building standard 2' x 2' ceiling grids shall be installed.

         (d) Mini-Blinds: Building standard mini-blinds will be installed at perimeter windows.

         (e) Flooring: Floor will be broom cleaned and ready for construction.

         Except for those Shell Condition items described above, any and all costs of construction including, but not limited to all "hard" costs, "soft" costs, labor, materials, general contractor profit and overhead, permits, engineering fees and architectural fees, shall be paid by Tenant in accordance with Paragraph (j) below.

         The "Tenant Improvements" shall consist of the improvements to be constructed by Landlord in accordance with the Approved Tenant Improvement Construction Documents (as such term is hereinafter defined) provided by Tenant.

         (a) All plans and specifications relating to the Tenant Improvements shall be prepared by duly licensed architects and engineers selected and employed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed, and shall comply with all building and fire codes, the ADA, and all other applicable laws, regulations, codes and ordinances. Tenant may employ other consultants of its selection to assist with the design and construction of Tenant Improvements. Tenant's architects, engineers, and other consultants shall be afforded access to all work in progress in the Leased Premises.

         (b) By no later than July 20, 2000, Tenant shall submit to Landlord architectural plans and specifications (the "Tenant's Plans") prepared by Tenant's architect and signed by Tenant describing the Tenant Improvements in sufficient detail to enable Landlord to combine Tenant's Plans with the engineering plans to obtain the necessary building permits from applicable governmental authorities and permit their actual construction. Within ten (10) days after receipt of Tenant's Plans, Landlord shall either (1) approve Tenant's Plans by written notice to Tenant, or (2) deliver to Tenant a written list of any changes reasonably required. Failure to respond in accordance with the preceding sentence within the required ten (10) day period shall be deemed to constitute approval of Tenant's Plans as submitted. Any required changes must be reasonably specific and must be accompanied by a statement of the reasons for each required change. If changes are so required, Tenant shall cause its architects to make the required changes within three (3) business days after receipt of the notice described in clause (2) of this Paragraph (b) and resubmit Tenant's Plans to Landlord for approval. If changes have been made in accordance with the notice described in clause (2) of this Paragraph (b), Landlord shall approve Tenant's Plans by written notice to the Tenant within three (3) business days following its receipt of the revised Tenant's Plans. For purposes hereof, the approved Tenant's Plans together with the engineering plans shall constitute the "Approved Tenant Improvement Construction Documents."

         (c) Within three (3) business days after any oral or written request submitted from time to time by Tenant or its architects, engineers, or other consultants, Landlord shall furnish any plans (including accurate base building and "as-built" drawings), specifications, drawings, samples, or other materials or information reasonably related to the design and construction of the Tenant Improvements in the possession of or reasonably available to Landlord.

         (d) In addition to their obligations under Paragraph (b) above, Tenant's architects and engineers shall be responsible for ensuring that the Tenant Improvements described in the Construction Documents comply with (and that no changes or additional or different equipment or parts are required to comply with), building codes, fire codes and other laws applicable to the Office Building generally, and with the specifications and standards of the Office Building (provided that such specifications and standards are supplied to Tenant by Landlord upon Tenant's request) relating to:

                  1.       HVAC, electrical, and plumbing systems;

                  2.       Floor loading; and

                  3. Window treatments, if different from those supplied by Landlord, signs, graphics, or other quality, appearance, or aesthetic considerations visible outside the Office Building.

         (e) Construction of the Tenant Improvements shall be accomplished by Landlord, at the sole cost and expense of Tenant subject to Landlord's payment of the allowance as hereinafter provided and subject to any insurance reimbursements paid to Landlord for damage to the Tenant Improvements occurring during construction of such Tenant Improvements, in accordance with the Approved Tenant Improvement Construction Documents under the terms of a single construction contract on AIA

Document A111-1997 (Standard Form of Agreement Between Owner and Contractor-Cost of Work Plus a Fee with Guaranteed Maximum Price) with terms not inconsistent with the Lease or the following provisions (hereinafter called the "Construction Contract") with Orion Construction Services ("Contractor"). The Construction Contract shall:

              1. Provide for the entire cost of the work, including Contractor's overhead, which shall be five percent (5%), and profit, which shall also be five percent (5%).

              2. Separately state a schedule of values for each trade;

              3. Require builder's risk and other insurance coverage in amounts and types acceptable to Landlord, provided that upon Tenant's request, such coverage shall name Tenant as an additional insured provided that (i) including Tenant as an additional insured is commercially reasonable and (ii) if including Tenant as an additional insured requires the payment of an additional premium Tenant may elect to either pay such additional premium, obtain coverage from another insurer, or waive its request to be named as an additional insured;

              4. Provide for a schedule and sequence of construction activities and completion;

              5. Require that the Contractor complete the Tenant Improvements so that the same are ready for occupancy by Tenant no later than the estimated Completion Date set forth in Paragraph (f) below;

              6. Unless otherwise agreed to between Landlord and Tenant, require that the Contractor obtain at least three (3) bids for all major subcontracts and accept the lowest bid from a subcontractor which in Contractor's sole opinion is capable of timely completing its work; and

              7. Require that the Contractor warrant all work and materials for a period of one (1) year following the date of the issuance of the Substantial Completion Certificate as hereinafter defined.

         (f) Landlord's estimated Completion Date is October 1, 2000. The "Completion Date" means, for any part of the Office Building, the date that the Tenant Improvements have been substantially completed; provided that for all purposes the Completion Date shall be deemed the date the foregoing would have occurred but for Tenant Delays (as hereinafter defined). Substantial completion of the Tenant Improvements shall be determined as follows:

              1. When Landlord believes that the Tenant Improvements have been substantially completed in accordance with the Approved Tenant Improvement Documents, Landlord, Tenant, and Tenant's architect shall walk through and observe the Tenant Improvements.

              2. The Tenant Improvements shall be considered substantially completed when they conform to the Approved Tenant Improvement Construction Documents and are capable of being occupied for their intended purpose exclusive of touch-up, minor finish, and similar so-called "punch-list" items that do not unreasonably interfere with occupancy or Tenant's business activities and Landlord has filed an application or request for a final certificate of occupancy. In the event of any dispute between Landlord and Tenant relating to whether the Tenant Improvements in the Office

Building are substantially complete, or relating to what punch-list or other work is required to finally complete such construction in accordance with the Approved Tenant Improvement Construction Documents, the reasonable decision of an independent third party architect selected by Landlord and Tenant shall be controlling.

         (g) When the Tenant Improvements are substantially completed, Landlord shall issue and Tenant and Landlord shall each sign a certificate (the "Substantial Completion Certificate") which shall include a list of all punch-list items needed to achieve final completion. Landlord shall cause the Contractor to complete all punch-list items identified in any Substantial Completion Certificate as soon as practicable, but in any event within thirty
(30) days after the Substantial Completion Certificate has been issued or, if such items cannot be reasonably completed within such 30-day period, then within such longer period of time as may be reasonably required provided that the Landlord diligently and continuously pursues the same to completion.

         (h) During the construction of the Tenant Improvements, Tenant shall have the right to request changes in the Tenant Improvements by delivery of written notice to Landlord ("Change Order Request") advising Landlord of the requested changes in the work. Tenant shall include within the Change Order Request such additional plans and specifications as Landlord may reasonably require with respect to any such proposed changes. Within five (5) business days after Landlord's receipt of a Change Order Request, Landlord shall advise Tenant in writing ("Landlord's Response") of (i) any increase in the cost of the Tenant Improvements and (ii) the period of delay, if any, of substantial completion of the Tenant Improvements which Landlord determines would result from such Change Order Request. Tenant shall advise Landlord within three (3) days following its receipt of Landlord's Response whether Tenant elects to proceed with the changes included in the Change Order Request. In the event Tenant so elects to proceed with changes, Tenant shall promptly pay to Landlord the amount of the increase in cost, if any, attributable thereto.

         (i) Tenant's representatives shall be allowed to enter the Office Building prior to the Completion Date for the coordination with Landlord of moving furniture and equipment into the Office Building and for the installation of Tenant's furnishings and equipment on the following terms and conditions:

              1. such early entry shall be coordinated with the Landlord's construction activities;

              2. Tenant's workers will not interfere with Landlord's workers and will not in any way delay Landlord's construction activities; and

              3. Tenant shall comply with all of the obligations to be performed by Tenant under this Lease except for the payment of Base Rent, Additional Rent, utilities or Taxes, it being understood that such early access prior to the Completion Date shall not be construed to be "occupancy" of the Leased Premises for the purpose of conducting business as such term is used in Paragraph 8 of the Lease..

         (j) Tenant shall be provided an allowance of $1,540,098.00 ($18.00 per square foot of Rentable Area in the Leased Premises) (the "Allowance") as defined in Paragraph 3 of the Lease, payable by Landlord directly to the Contractor, Tenant's architect and engineers to cover the cost of constructing the Tenant Improvements. Costs of constructing the Tenant Improvements in accordance with this EXHIBIT E in excess of such allowance (but subject to any insurance reimbursements paid to Landlord for damage to the Tenant Improvements occurring during construction of such Tenant Improvements) shall be paid by Tenant within fifteen (15) days of receipt of an invoice therefor from Landlord.

         (k) If the Leased Premises are not substantially complete by April 1, 2001, Tenant may terminate the Lease by written notice to Landlord at any time thereafter but prior to such substantial completion, unless such delay in substantial completion was caused by Tenant including, but not limited to Tenant's failure to deliver Tenant's Plans by July 20, 2000, change orders initiated by Tenant, selection of tenant finish items not ready for immediate delivery to the Office Building (collectively, "Tenant Delays") or any other cause beyond the direct control of Landlord or its Affiliates. In either such case, the April 1, 2001 date shall be extended day for day in every instance. Provided delays are caused by events under the direct control of Landlord, and Tenant chooses to terminate the Lease, then neither party shall have any further liability or obligations under the Lease; and Landlord shall refund to Tenant any prepaid Rent, security deposits, and any amounts paid by Tenant in excess of the construction allowance.

          (l) Landlord covenants to use reasonable and diligent efforts to enforce the terms of the Contractor warranty referenced in Paragraph (e) 7 above for the benefit of Tenant. However, Landlord shall not be required to incur any costs in connection with such enforcement efforts unless Tenant agrees in writing to reimburse all actual costs incurred by Landlord in connection therewith including without limitation, reasonable attorneys fees and expenses. Landlord agrees to notify Tenant of any problems in enforcing warranties prior to incurring legal fees and expenses and to confer and cooperate with Tenant in seeking performance of any warranty work.

                                   EXHIBIT F-1
                                  PARKING RULES
                     (SEE PARAGRAPHS 22 AND 38 OF THE LEASE)

         It is the desire of Landlord and Tenant to maintain and operate the Parking Areas in an orderly manner. The following rules and regulations apply to the Tenant and its agents, employees, licensees, invitees, visitors, and contractors unless otherwise stated. Landlord reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the Parking Areas and for the preservation of good order.

         1. TRAFFIC SIGNS. All persons parking in the Parking Areas shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

         2. TENANT EMPLOYEE AND CUSTOMER PARKING. The Tenant and its employees and customers may park without charge in spaces which are not specifically reserved for "visitors", fire lanes, loading zones, handicapped parking, or other specialized parking and so marked. Tenant's usage of the Parking Areas shall be limited to parking of vehicles during the normal operating hours of the Office Building. If Tenant desires from time to time to park a vehicle for a period exceeding seventy-two (72) hours, Tenant shall notify Landlord of such desire and Landlord may allow Tenant to park a vehicle for such period. Landlord reserves the right to utilize any reasonable system by which Tenant may arrange and, if applicable, pay for parking of its guests or customers.

         3. TRASH. All persons parking in the Parking Areas shall refrain from throwing trash, ashtray contents, or other debris on the Parking Areas.

         4. FLAT TIRES. All vehicle owners and all persons parking in the Parking Areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Landlord.

         5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules or state statutes, Landlord may exercise vehicle removal remedies under V.T.C.A. Transportation Code Section 684 upon compliance with statutory notice.

         6. SECURITY. Landlord shall use reasonable diligence in the maintenance of existing lighting in the Parking Areas. Landlord shall have no duty for additional lighting or further security measures in the Parking Areas.

         7. PARKING OF EMPLOYEE VEHICLES. Landlord may from time to time designate specific areas in which vehicles owned by Tenant and Tenant's employees, sublessees, assignees, licensees, and concessionaires shall be parked. Tenant shall use best efforts to see that such vehicles are parked in such areas. Upon request by Landlord, Tenant shall furnish Landlord a complete list of license numbers of all vehicles operated by Tenant and the above listed persons.

         8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Landlord's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary.

                                   EXHIBIT F-2
                              OFFICE BUILDING RULES
                     (SEE PARAGRAPHS 34 AND 38 OF THE LEASE)

         1. The services (including routine repair work) to be performed by Landlord as set forth in Paragraph 13 of the Lease may be performed, at Landlord's option, by a managing agent of Landlord. The normal hours for providing such services shall be from 8:00 A.M. to 5:00 P.M., Monday through Friday inclusive, except for the Holidays and except that janitorial services will be provided Sunday through Thursday inclusive.

         2. Janitorial service will be provided on Sunday through Thursday, Holidays excepted. Should Tenant find specific fault with the service rendered, Tenant will so inform the Office Building manager who will be responsible for arranging corrective action. The janitorial contractor is only responsible for services and standards established in the service contract. Tenant will be provided a copy of contract specifications upon request.

         Tenant shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Office Building unless otherwise approved in writing by Landlord. In those instances when Tenant contracts, with Landlord's written approval, for its own janitorial services, rubbish removal and exterminating shall be part of the work of the Tenant's contractor. Janitorial service shall not be hindered by Tenant after 6:00 p.m. unless specific arrangements have been made with the Office Building management office.

         3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service in or to the Office Building for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Office Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment or any other physical portion of the Office Building.

         4. No Tenant shall at any time occupy any part of the Leased Premises as sleeping or lodging quarters.

         5. Tenant shall not place, install or operate in the Leased Premises or in any part of Leased Premises, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous material without written consent of Landlord. Microwave ovens, refrigerators and coffee makers for Tenant's own use and installed in the Leased Premises are exceptions to these conditions.

         6. Tenant shall exercise caution in the protection of personal property located within the Leased Premises from loss or damage by keeping doors to unattended areas locked. Landlord shall not be responsible to the Tenant, its agents, employees or invitees for any losses of money, jewelry or other personal property from the Leased Premises or public areas or for any damages to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not. Tenant shall report any thefts or losses to the Office Building manager and security personnel as soon as reasonably possible after discovery and shall also notify the Office Building manager and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

         7. No birds, fowl, fish, reptiles or animals shall be brought into or kept in or about the Office Building.

         8. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees or invitees.

         9. None of the entries, passages, doors, elevators, hallways, stairways, or lobby areas shall be blocked or obstructed, or any rubbish, litter, trash or material of any nature placed, emptied or thrown into such areas.

         10. During move-in, and at other times when receiving large items in the Office Building, Tenant shall give Landlord at least one day's notice to provide time to equip elevators, and Office Building walls and floors with protective covering as necessary. Only the elevator designated by Landlord will be used for move-in or move-out, and all hand cart/dolly traffic. Further, Tenant will insure that delivery personnel make deliveries through Landlord's designated delivery entrance, and that they use all caution necessary to prevent any damage to the Office Building and furnishings.

         11. Landlord will provide outside waste containers available to Tenant for the disposal of waste too large to deposit in the Tenant's containers. Tenant may use the outside containers, but must ensure that waste is deposited only in the containers provided, and that the area around the waste containers is kept in a neat, orderly condition. Packing cartons, large boxes or other items must be broken down before depositing so as to fit in the hopper.

         12. Waste paper, smoking materials, drink or food remains, or any other refuse must not be deposited in any area or container designed or used for growing plants in the lobby areas.

         13. The water closets and other water fixtures shall not be used for any purpose other than that for which they were constructed, and any damage resulting to them from misuse, or the defacing or injury of any part of the Office Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

         14. No person shall disturb the occupants of the Office Building by the use of any musical instruments, the making of unseemly noises, or any unreasonable use.

         15. Nothing shall be thrown from the top of the Office Building, or down the stairways, corridors, or from balconies.

         16. Uninvited soliciting is prohibited on the Leased Premises.

         17. Landlord shall have the right to approve, which approval shall not be unreasonably withheld, the weight, size and location of all safes and other heavy equipment brought into the Office Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight, with the cost thereof being borne by

Tenant. Landlord will not be responsible for loss or damage done to the Office Building by moving or maintaining any such safe or other property and all such damage shall be repaired by Tenant at the expense of Tenant.

         18. Glass that reflects or admits light into passageways or into any place in the Office Building shall not be covered or obstructed by Tenant. Landlord shall designate office building standard window coverings.

         19. Tenant and Tenant's agents, employees, licensees, invitees, visitors and contractors shall comply with all federal, state and local laws relating to occupancy or use of the Office Building, and the Leased Premises, including but not limited to, the observance of designated non-smoking areas.

                                    EXHIBIT G
                              ESTOPPEL CERTIFICATE
                         (SEE PARAGRAPH 47 OF THE LEASE)

          THIS FORM IS NOT TO BE EXECUTED AT TIME OF LEASE EXECUTION.

         The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the office building in which the Leased Premises are located.

         1. The undersigned is the Tenant under a lease (the "Lease") between Orion Fountainhead Two Partners, Ltd., a Texas limited partnership, as landlord ("Landlord"), and ______________________________________, as tenant ("Tenant"), dated ______________ concerning certain premises (the "Leased Premises") located in the office building known as Fountainhead Park Two located at ____________________________ in San Antonio, Texas. A copy of the fully executed Lease and any amendments or modifications thereto are attached hereto. There are no other modifications or amendments to the Lease. The dates of any amendments or modifications are: (put "none" if inapplicable) _____________________.

         2. There are no unfulfilled written or verbal promises, representations, or warranties by Landlord.

         3. There are no subleases of the Leased Premises or any portions thereof.

         4. The Lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. To the best of Tenant's knowledge and belief, Landlord is not in default. Tenant agrees upon knowledge to give notice of any Landlord default to any purchaser or lender making written requests to Tenant for same.

         5. Except for rents (if any) which may be due under the Lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Tenant to Landlord under the Lease other than the following:
(put "none" if inapplicable) ____________ _________________________________.

         6. There is no security deposit required to be posted by Tenant with Landlord under the Lease.

         7. Tenant acknowledges that the Leased Premises consist of ___________ square feet of Rentable Area according to the Lease, that the improvements to be constructed by Landlord have been satisfactorily completed, that the Leased Premises have been accepted by Tenant, that Tenant now occupies the Leased Premises, and that the Commencement Date for the Lease Term was
____________________________.

         8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the Lease) through the last day of the month in which this estoppel certificate has been executed.

         9. There are no known offsets or credits against rentals except as expressly provided by the terms of the Lease. There is no known right of rescission and no known defense to Tenant's future obligations to pay the specified rentals at the times and in accordance with the terms of the Lease. Tenant has not received any concession (rental or otherwise) or similar compensation not expressed in the Lease which is presently in effect.

         10. Tenant has no options or rights of refusal regarding the Leased Premises or additional rental space other than as set out in the Lease.

         11. Tenant has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

         12. Tenant agrees to furnish Landlord with estoppel letters on this form within ten (10) days (stating the then-current facts) after written request by Landlord or subsequent owners of the Office Building.

         13. Tenant acknowledges that, upon ten (10) days' prior written request of Landlord's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Tenant shall attorn to the mortgagee or foreclosure purchaser by recognizing such new owner as Landlord under the Lease provided that such purchaser shall recognize the rights of Tenant under the Lease as long as tenant is not in default. The agreement of Tenant to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Tenant shall, upon ten (10) days' written notice from Landlord's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Landlord's mortgagee all instruments and certificates that in the reasonable judgment of Landlord's mortgagee may be necessary or proper to confirm such attornment, provided such instruments impose no cost on Tenant.

         14. Tenant acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Landlord and by any prospective purchaser or lienholder of the Leased Premises to whom the certificate is addressed.

         15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchasers, provided such requests impose no cost to Tenant.


                            [Signature Page Follows]

Executed and dated this ________________ day of ___________________, 2000.



                                   TENANT:

                                   ILEX Oncology, a Delaware corporation


                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------
                                   Date:
                                        -------------------------------------

                                    EXHIBIT H
                       CERTIFICATE OF CORPORATE RESOLUTION
                                AUTHORIZING LEASE
                         (SEE PARAGRAPH 58 OF THE LEASE)

         The undersigned, as secretary of the corporation named below (the "Corporation"), certifies that at a meeting of the board of directors of the Corporation, duly called and held on the _____ day of ________________, 2000, at which a quorum of the directors of the Corporation were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

         RESOLVED that the president or any vice president of the Corporation shall be authorized to execute a lease for office space (the "Lease") on behalf of the Corporation and/or to guarantee performance of the Lease as described below:

Date of Lease:                      _________________ ___, 2000

Landlord:                           Orion Fountainhead Two Partners, Ltd.

Tenant:                             ILEX Oncology, Inc.

Office Building Name:               Fountainhead Park Two

Office Building Address:            4545 Horizon Hill Boulevard
                                    San Antonio, Texas 78229

         RESOLVED FURTHER, that the president or any vice president is authorized on behalf of the Corporation to execute and deliver to the landlord under the Lease (the "Landlord"), all instruments reasonably necessary for the Lease. Landlord is entitled to rely upon the above resolutions until the board of directors of the Corporation revokes or alters same in written form, certified by the secretary of the Corporation, and delivers the same, certified mail, return receipt requested, to the Landlord. The Corporation is duly organized and is in good standing under the laws of the State of _________________________________. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the Corporation were as follows:


       Name                  Title               Signature

------------------       -------------       -----------------

------------------       -------------       -----------------

------------------       -------------       -----------------




                            [Signature Page Follows}

         WITNESS MY HAND this _________ day of ___________, 2000.

                                        ILEX Oncology, Inc.

                                        By:
                                           -------------------------------------
                                           Signature of secretary of Corporation

                                           ------------------------------------
                                                 Printed name of secretary

STATE OF                    )
         ------------------
                            )

COUNTY OF                   )
          -----------------

         This instrument was acknowledged before me on _____________ ____, ______ by ________________________ on behalf of the above stated Tenant and in the above stated capacity.

                                        --------------------------------------
                                        Notary Public, State of
                                                                --------------
                                        Printed Name of Notary:

                                        --------------------------------------

                                        My commission expires:
                                                              ----------------

                                    EXHIBIT I
                               SPECIAL CONDITIONS
                         (SEE PARAGRAPH 56 OF THE LEASE)


         The following special conditions shall apply to this Lease and shall prevail over any other provisions to the contrary.

         1. Additional Funding. Landlord agrees to fund to Tenant the sum of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00) (the "Additional Funding"). The Additional Funding shall be paid to Tenant within fifteen (15) days after Tenant and Landlord have executed and delivered the Acknowledgment of Lease in the form set forth in EXHIBIT D. Tenant acknowledges and agrees that the Additional Funding may be used only for the following purposes:

              (a) the cost of the Tenant Improvements;

              (b) the construction of additional covered parking spaces;

              (c) moving expenses; and/or

              (d) expenses incurred by Tenant in connection with the mitigation of Tenant's existing lease at Northwest Atrium.

         2. Letter of Credit. Within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord for Landlord's benefit an unconditional, irrevocable standby documentary letter of credit in the amount of $2,838,435.00 (the "Letter of Credit").

         The Letter of Credit shall be (i) unconditional except for the presentment requirement contemplated by Attachment 1; (ii) irrevocable; (iii) issued by Frost National Bank or such other U.S. financial institution having assets equal to or greater than Frost National Bank; (iv) assignable; (v) in a form permitting partial and multiple drawings; (vi) for an initial term expiring October 1, 2001, to be renewed at least thirty (30) days prior to the expiration thereof for one (1) year periods until October 1, 2005; (vii) in the form attached to this EXHIBIT I as Attachment 1; and (viii) drawable in San Antonio, Texas. The Landlord shall be entitled to draw down on the entire amount of the Letter of Credit without notice on or after the 30th day preceding any annual expiration date of the Letter of Credit, if Tenant is required to and fails to replace the Letter of Credit in the form provided above. Tenant hereby consents to the assignment of the Letter of Credit to any holder of a first lien on the Leased Premises if requested by such Mortgagee.

         Upon the occurrence of a Default (as defined in subparagraph 34(a)) by Tenant under this Lease, and the failure of Tenant to cure the Default within the applicable period to cure the Default, the Landlord shall be entitled to make such multiple and partial draws against the Letter of Credit as necessary to compensate Landlord for (1) unpaid Rent, including late charges and interest,
(2) Rent as it becomes due and payable (but not accelerated rents), (3) the cost of reletting the Leased Premises, including refurbishing, tenant improvements required under a new lease for a replacement tenant, and leasing commissions,
(4) unamortized leasehold improvements and leasing commissions (to the extent the same is not a part of (3) above), (5) unpaid property taxes then due and owing, unpaid insurance premiums for Landlord's insurance coverage for the Leased Premises then due and owing, and unpaid Operating Expenses then due and owing, and/or (6) any other amounts due and unpaid by Tenant under this Lease.

         Unless a Default by Tenant under the Lease has occurred and was not cured or waived, the Letter of Credit shall be reduced (i) on October 1, 2001, to $2,530,415.00; (ii) on October 1, 2002, to $2,222,395.00; (iii) on October 1,
2003, to $1,914,375.00; and (iv) on October 1, 2004, to $1,609,355.00. The
Letter of Credit shall expire on October 1, 2005.

         3. Expansion Option. Tenant acknowledges that the Fountainhead Park One office building ("FPO") is leased in its entirety to United Services Automobile Association ("USAA"). Upon expiration of the USAA lease or upon earlier termination of USAA's lease on all or any portion of the FPO ("Vacated Space"), Landlord shall notify Tenant and provided Tenant is not in Default, and further provided that FPO and Fountainhead Park Two are owned by the same entity, Tenant shall have the option to lease the Vacated Space. In the event Tenant wishes to exercise such option, Tenant shall notify Landlord in writing within fifteen
(15) days of receipt from Landlord of notification of the date on which the Vacated Space becomes available. Within ten (10) days after receipt of such notification from Tenant, Landlord shall provide Tenant with a lease agreement incorporating the same terms and conditions as those in this Lease, with the following exceptions: (a) the Base Rent for the Vacated Space shall be the then current market rent, but not less than the remaining Base Rent scheduled on this Lease increased by the cumulative increase (if any ) in the Consumer Price Index for All Urban Consumers (CPI-U) published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100) from Tenant's Commencement Date to the time Tenant exercises the option; (b) the allowance for Tenant improvements to the vacated space shall be $5.00 per rentable square foot; (c) the term of such lease shall be coterminous with the Term of this Lease, but in no event shall the term of such lease be less than five (5) years and in the event the remaining Term of this Lease is less than five (5) years, the Term of this Lease shall be extended to provide for the remaining Term to be not less than five (5) years. During such extended period, if any, Base Rent shall be calculated as set forth in (a) above; (d) the provisions of such lease shall, in each instance where referenced therein, refer to the FPO; and (e) there will be no Additional Funding provided by Landlord in connection with such lease. This Expansion Option is personal to Tenant and Tenant shall not have the right to assign its expansion rights to any assignee or sublessee of the Leased Premises, except to any Affiliate of Tenant, as defined in the Lease.

         4. Option to Renew.

              (a) Provided that Tenant is not in default in the performance of the terms, covenants and provisions under this Lease at the time of the giving of notice of Tenant's election to exercise the Renewal Option (hereinafter defined), Tenant shall have one (1) option to renew the term of this Lease (the "Renewal Option"), for a period of five (5) years (the "Renewal Term"), to commence at the expiration of the then initial term of this Lease. Tenant shall exercise such Renewal Option by delivering written notice to Landlord at least three hundred sixty (360) days prior to the expiration of the initial term of this Lease. Failure to give such notice by Tenant to Landlord shall result in such Renewal Option being void and of no further force and effect. If Tenant duly exercises the Renewal Option, the Renewal Term shall apply to the entire Leased Premises.

              (b) The renewal of this Lease shall be upon the same terms and conditions as this Lease, except that the Base Rent to be paid by Tenant during the Renewal Term shall be an amount equal to the then existing fair market rental rate for comparable space in comparable buildings, but in no event less than the current Base Rent that Tenant is then paying under this Lease increased by the cumulative increase (if any) in the Consumer Price Index for All Urban Consumers (CPI-U) published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100) from the Commencement Date until the date of exercise.

              (c) The Tenant shall have no further renewal options.

         This Renewal Option is personal to Tenant and Tenant shall not have the right to assign its renewal rights to any assignee or sublessee of the Leased Premises, except to any Affiliate of Tenant, as defined in the Lease.

                                  ATTACHMENT 1



                                  (Issue Date)


IRREVOCABLE STANDBY DOCUMENTARY LETTER OF CREDIT

BENEFICIARY:
Orion Fountainhead Two Partners, Ltd.
1901 N.W. Military Highway
Suite 200
San Antonio, Texas  78213
Attn:  Thomas Chandler

ACCOUNT PARTY:
ILEX Oncology, Inc.
11550 IH 10 West, Suite 100
San Antonio, Texas 78230-1064

We hereby establish in your favor this transferable Irrevocable Standby Documentary Letter of Credit Number _______ in the amount of Two Million Eight Hundred Thirty-Eight Thousand Four Hundred Thirty-Five and No/100 Dollars ($2,838,435.00).

This Letter of Credit is effective immediately and expires at 12:00 noon, San Antonio, Texas time on October 1, 2001 at our counters. Notwithstanding the foregoing, this Letter of Credit will be automatically renewed annually until October 1, 2005, unless the Beneficiary is notified by us thirty (30) days in advance of each annual expiry date that this Letter of Credit will not be automatically renewed.

Available against drafts drawn at sight on The Frost National Bank bearing the clause: "Drawn under Irrevocable Standby Documentary Letter of Credit Number _______ of The Frost National Bank" accompanied by the following documents:

         1. A statement signed by an authorized representative or officer of the Beneficiary stating:

              (a) the Tenant is in default beyond any applicable cure periods under the Office Lease Agreement by and between Orion Fountainhead Two Partners, Ltd., as Landlord and ILEX Oncology, Inc., as Tenant; or

              (b) the Tenant has failed to deliver a replacement letter of credit as required by the Office Lease Agreement by and between Orion Fountainhead Two Partners, Ltd., as Landlord and ILEX Oncology, Inc., as Tenant.

         2. This original Letter of Credit and all Amendments, if any.

Special Conditions:

Partial and multiple drawings are permitted, and in connection therewith, we hereby engage to return to the Beneficiary the original of this Letter of Credit or a new letter of credit on identical terms for the undrawn amount of this Letter of Credit.

Commencing October 1, 2001 and on each October 1 thereafter the amount of this Letter of Credit shall decrease by $308,020.

This Letter of Credit may be transferred in its entirety by the Beneficiary upon completion of the transfer form attached hereto as Exhibit A to any successor landlord under the Lease or to any person or entity holding a first lien mortgage on the land on which the premises covered by the Lease are located free of any transfer fee. Upon any such transfer, this Letter of Credit may be reissued in such transferee's name without payment of any additional fees.

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500.

Unless otherwise stated, all documents are to be forwarded to us by mail, or hand delivered to our counters in San Antonio, Texas.

Documents are to be directed to:    The Frost National Bank
                                    100 W. Houston Street
                                    San Antonio, Texas 78205
                                    Attn:  Letter of Credit Department

Cancellation of Letter of Credit prior to expiration: This Letter of Credit (and amendments, if any) must be returned to us for cancellation with a statement signed by an authorized representative of the Beneficiary stating that this Letter of Credit is no longer required and is being returned to us for cancellation.

We hereby engage with you, your successors and transferees that drafts drawn under and negotiated in conformity with the terms of this credit will be duly honored upon presentation at our offices within the validity date.



---------------------------------            -----------------------------------
Authorized Signature                         Authorized Signature

                                    EXHIBIT A

THE FROST NATIONAL BANK
P.O. BOX 1600
SAN ANTONIO, TEXAS  78296

Date:
     --------------------

                  Re:   Letter of Credit Issued by:
                                                   -----------------------------
                        Beneficiary:
                                    --------------------------------------------
                        Letter of Credit No:
                                            ------------------------------------
                        Available Amount:
                                         ---------------------------------------
Gentlemen:

For value received, the undersigned Beneficiary hereby irrevocably transfers to:

         (Name of Transferee)

         (Address)


All rights of the undersigned Beneficiary to draw under the above Letter of Credit up to its available amount as shown above as of the date of this transfer.

By this transfer, all rights of the undersigned Beneficiary in such Letter of Credit are transferred to the Transferee. Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned Beneficiary.

The original of such letter of Credit is returned herewith, with the condition that you endorse the transfer on the reverse thereof, and forward it direct to the Transferee with your customary notice of transfer.

Sincerely,


----------------------------------------
(Name of Beneficiary)


----------------------------------------
(Name and Title of authorized signature)

The above signature with title as stated conforms with that on file with us and is authorized for the execution of such instruments.


----------------------------------------
(Name of Bank)

----------------------------------------
(Name and Title of authorized signature)

                                    EXHIBIT J

                        SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT


         THIS AGREEMENT made this ___ day of _________________, 20___, between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (hereinafter called "Lender") and ILEX Oncology, Inc., a Delaware corporation (hereinafter called "Tenant") and Orion Fountainhead Two Partner, Ltd., a Texas limited partnership (hereinafter called "Landlord").

                                WITNESSETH THAT:

         WHEREAS, Lender is now or will be the owner and holder of a Deed of Trust, Mortgage and Security Agreement (hereinafter called the "Security Instrument"), dated ______________, recorded in Volume ________, Page _______ of the Real Property Records of ________ County, ____________, covering the real property described in Exhibit A and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Premises") securing the payment of a promissory note in the stated principal amount of $_____________, payable to the order of Lender;

         WHEREAS, Tenant is the tenant under that certain Office Lease Agreement (hereinafter called the "Lease") dated _________________, by and between Landlord and Tenant, covering certain property (hereinafter called the "Demised Premises") consisting of a part of the Mortgaged Premises; and

         WHEREAS, Tenant, Landlord and Lender desire to confirm their understanding with respect to the Lease and the Security Instrument;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender, Landlord and Tenant hereby agree and covenant as follows:

1. Subordination. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Security Instrument, with the provisions of the Security Instrument controlling in all respects over the provisions of the Lease, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Instrument, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.

2. Non-Disturbance. So long as (i) Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, (ii) the Lease is in full force and effect, and (iii) Tenant attorns to Lender or a purchaser of the Mortgaged Premises as provided in Paragraph 3, then (a) Tenant's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Security Instrument, and (b) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Security Instrument.

3. Attornment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Landlord, and Tenant. In such event, Tenant shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Security Instrument or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or deed in lieu of foreclosure or otherwise, to evidence such attornment, which instrument or certificate shall be in form and content reasonably acceptable to Tenant. Tenant hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or deed in lieu of foreclosure.

4. Obligations and Remedies. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Upon attornment by Tenant as provided herein, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease and Tenant shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of Landlord; provided, however, that Lender or such purchaser shall not be liable or bound to Tenant:

         (a) for any act or omission of any prior landlord (including Landlord) which constitutes a default or breach of the Lease; provided, however, nothing herein shall be deemed to be a waiver of Tenant's rights or remedies in the event such act or omission is of a continuing nature, such as, for example, Landlord's failure to fulfill a repair obligation, and such default is not cured by Lender or such purchaser after Lender or such purchaser acquires the Mortgaged Premises (however, Lender or such purchaser shall in no event be liable for any tort claims which Tenant may have against Landlord or any claims for liquidated damages which may be owing by Landlord under the Lease); or

         (b) for any offsets or defenses which the Tenant might be entitled to assert against Landlord arising prior to the date Lender takes possession of Landlord's interest in the Lease or becomes a mortgagee in possession, subject to Tenant's continued right of offset for any default by Landlord which remains uncured provided notice of such default has been provided to Lender in accordance with the provisions of this Agreement; or

         (c) for or by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

         (d) by any amendment or modification of the Lease made without Lender's consent that (i) results in a reduction or rent or other sums due and payable pursuant to the Lease (ii) modifies any operating covenant of Tenant in the Lease, (iii) reduces the term of the Lease, (iv) terminates the Lease, (v) provides for payment of rent more than one month in advance, or (vi) materially increases Landlord's obligations under the Lease; or

         (e) for any security deposit, rental deposit or similar deposit given by Tenant to a prior landlord (including Landlord) unless such deposit is actually paid over to Lender or such purchaser by the prior landlord; or

         (f) for any portion of the Allowance (as such term is defined in the Lease) previously disbursed to Landlord by Lender pursuant to the Construction Loan Agreement executed by and between Landlord and Lender; or

         (g) for the construction of any improvements required of Landlord under the Lease in the event Lender or such purchaser acquires title to the Mortgaged Premises prior to full completion and acceptance by Tenant of improvements required under the Lease; provided, however, such lack of liability on the part of Lender or such purchaser pursuant to this subparagraph shall not affect Tenant's rights of self-help and offset or termination described in the Lease in the event of such failure to complete such improvements as long as Tenant has provided all applicable notices and cure periods as required under the Lease and this Agreement; or

         (h) by any provision of the Lease restricting use of other properties owned by Lender, as landlord; or

         (i) by any notice given by Tenant to a prior landlord (including Landlord) unless a copy thereof was also then given to Lender.

         The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only for matters arising during such person's or entity's period of ownership.

6. No Abridgment. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

7. Notices of Default to Lender. Tenant agrees to give Lender a copy of any default notice sent by Tenant under the Lease to Landlord.

8. Representations by Tenant. Tenant represents and warrants to Lender that Tenant has validly executed the Lease; the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; no rent under the Lease has been paid more than thirty (30) days in advance of its due date; there are no defaults existing under the Lease on the part of Tenant, and to the best of Tenant's knowledge, there are no defaults on the part of Landlord, and Tenant, as of this date, has no charge, lien, counterclaim or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

9. Rent Payment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Tenant agrees to pay all rents directly to Lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Landlord's interest under the Lease. Tenant further agrees to pay all rents directly to Lender immediately upon notice that Lender is exercising its rights to such rents under the Security Instrument or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Landlord or other applicable party. Tenant shall be under no obligation to ascertain whether a default by Landlord has occurred under the Security Instrument or any other loan documents. Landlord waives any right, claim or demand it may now or hereafter have against Tenant by reason of such direct payment to Lender and agrees that such direct payment to Lender shall discharge all obligations of Tenant to make such payment to Landlord.

10. Notice of Security Instrument. To the extent that the Lease shall entitle Tenant to notice of any deed of trust or security agreement, this Agreement shall constitute such notice to the Tenant with respect to the Security Instrument and to any and all other deeds of trust and security agreements which may hereafter be subject to the terms of this Agreement.

11. Landlord Defaults. Tenant agrees with Lender that effective as of the date of this Agreement: (i) Tenant shall not take any steps to terminate the Lease for any default by Landlord or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure of the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable time to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Landlord under the Lease (oral or written) shall not constitute notice to Lender.

12. Liability of Lender. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Tenant agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed in lieu of foreclosure, Lender, in its capacity as landlord under the Lease, shall have no personal liability to Tenant under the Lease and Tenant shall look solely to the Mortgaged Premises, to the net proceeds of sale thereof or the rentals received therefrom, for the satisfaction of Tenant's remedies for the collection of a judgment or other judicial process requiring the payment of money by Lender, in its capacity as landlord in the event of any default or breach by Lender, in its capacity as landlord, with respect to any of the terms, covenants, and conditions of the Lease to be observed or performed by Lender, in its capacity as landlord, and any other obligation of Lender, in its capacity as landlord, created by or under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies. Further, in the event of any transfer by Lender of the landlord's interest in the Lease, Lender (and in the case of any subsequent transfers or conveyances, the then assignor), including each of its partners, officers, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue subsequent to the date of such transfer of landlord's interest.

13. Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, addressed as follows:

         To Lender:          Guaranty Federal Bank, F.S.B.
                             8333 Douglas Avenue
                             Dallas, Texas 75225
                             Attention: Commercial Real Estate Lending Division

         With a copy to:     Guaranty Federal Bank, F.S.B.
                             301 Congress Avenue
                             Austin, Texas 78767
                             Attention: ___________________

                             Guaranty Federal Bank, F.S.B.
                             Three Allen Center
                             333 Clay Street, Suite 4430
                             Houston, Texas 77002
                             Attention: ________________

         To Tenant:          ILEX Oncology, Inc.
                             11550 IH-10 West, Suite 100
                             San Antonio, Texas 78230-1064
                             Attention: Michael Dwyer

         With a copy to:     ILEX Oncology, Inc.
                             11550 IH-10 West, Suite 100
                             San Antonio, Texas 78230-1064
                             Attention: General Counsel

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.

14. Letter of Credit. Upon Lender's written request, Tenant and Landlord agree that the Letter of Credit (as defined in the Lease) shall name Lender as the beneficiary thereof, and that Lender (without the joinder of Landlord) shall have the right to present the Letter of Credit for payment at such time as Landlord is entitled to present the Letter of Credit for payment under the Lease but only in the amount(s) and subject to the limits and conditions specified in the Lease and the Letter of Credit. Tenant acknowledges and agrees that Lender may rely on a written notice from Landlord that Tenant is in default under the Lease and that Lender may present the Letter of Credit for payment as provided in the Lease, and that Tenant's sole recourse shall be against Landlord and not Lender in the event Lender relies on such written notice from Landlord. In the event Lender makes a partial draw on the Letter of Credit to pay past due installment(s) of rent under the Lease, Lender shall be entitled to apply the proceeds received from such presentation of the Letter of Credit to any installments of principal and/or interest then due and owing under the Note, and provided that the Landlord is not then in default under the Security Instrument, the excess, if any, shall be returned to Landlord, otherwise, Lender shall keep such excess. In the event the entire outstanding amount of the Letter of Credit is presented for payment, Lender shall be entitled to apply the entire proceeds of the Letter of Credit received from such presentation to the indebtedness then outstanding under the Note. At such time as Landlord repays to Lender all amounts outstanding under the Note, Lender shall assign the Letter of Credit to Landlord by delivering a notice to the issuing bank.

15 Modification. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

16. Successor Lender. The term "Lender" as used throughout this Agreement includes any successor or assign of Lender, any affiliate of Lender acquiring the Mortgaged Property at foreclosure or by deed-in-lieu of foreclosure, and any holder(s) of any interest in the indebtedness secured by the Security Instrument.

17. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective successors and assigns.

18. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

19. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

20. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed by all purposes by the law of the state where the Mortgaged Premises is located and the law of the United States applicable to transactions within such state.

         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.


                                     LENDER:

                                     GUARANTY FEDERAL BANK, F.S.B.,
                                     a federal savings bank


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------

                                     Title:
                                           ------------------------------

                                     TENANT:

                                     ILEX ONCOLOGY, INC.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     LANDLORD:

                                     ORION FOUNTAINHEAD TWO PARTNERS, LTD.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------


THE STATE OF                )
             --------------
                            )

COUNTY OF                   )
          -----------------

         This instrument was acknowledged before me on _________________, 199___, by __________________, _________________ of GUARANTY FEDERAL BANK,
F.S.B., a federal savings bank, on behalf of said federal savings bank.


                                             -----------------------------------
                                             Notary Public, State of Texas

                                                   (printed name)

My Commission Expires:

----------------------


THE STATE OF                )
             --------------
                            )

COUNTY OF                   )
          -----------------

         This instrument was acknowledged before me on _____________, 199___, by __________________, __________________ of _____________________, a _____________
__________________, on behalf of said _______________.


                                             -----------------------------------
                                             Notary Public, State of

                                                  (printed name)

My Commission Expires:

--------------------

THE STATE OF                )
             --------------
                            )

COUNTY OF                   )
          -----------------

         This instrument was acknowledged before me on _____________, 199___, by __________________, __________________ of _____________________, a _____________
__________________, on behalf of said__________________.


                                             ----------------------------------
                                             Notary Public, State of

                                                  (printed name)

My Commission Expires:

--------------------